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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                   Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               TRANSMATION, INC.
                (Name of Registrant as Specified in its Charter)

                                XXXXXXXXXXXXXXXX
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               [TRANSMATION LOGO]

                                AUGUST 17, 1999

     The Annual Meeting of Shareholders of TRANSMATION, INC. (the "Company") will be held at the Hutchison House, 930 East Avenue, Rochester, New York, on Tuesday, August 17, 1999 at 12:00 noon, local time, for the following purposes more fully described in the accompanying proxy statement:

     1. To elect three directors of the Company.

     2. To consider and act upon a proposal to approve and adopt an amendment to the Company's Articles of Incorporation which increases the number of shares of the Company's authorized Common Stock from 15,000,000 shares to 30,000,000 shares.

     3. To consider and act upon a proposal to approve and adopt an amendment to the Company's Code of Regulations which permits the number of directors of the Company to be fixed or changed by the Board of Directors as well as by the shareholders.

     4. To consider and act upon a proposal to approve and ratify an amendment to the Transmation, Inc. Amended and Restated 1993 Stock Option Plan which permits exercise of previously granted options by persons who are no longer employees of the Company but continue to serve as non-employee directors of the Company.

     5. To consider and act upon a proposal to approve and ratify an amendment to the Transmation, Inc. Amended and Restated Directors' Warrant Plan which permits the exercise of warrants for a period of 90 days after cessation of service as a director of the Company.

     6. To consider and act upon a proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2000.

     7. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on June 25, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                  John A. Misiaszek
                                                      Secretary

Dated: July 9, 1999

                               TRANSMATION, INC.
                             10 VANTAGE POINT DRIVE
                           ROCHESTER, NEW YORK 14624

                               ------------------

                                PROXY STATEMENT

                               ------------------

                              GENERAL INFORMATION

     This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Transmation, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company which will be held on Tuesday, August 17, 1999, and at any adjournments thereof (the "Meeting"). This proxy statement and accompanying form of proxy are being first mailed to shareholders on or about July 9, 1999. The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing with the Secretary prior to the Meeting a written revocation or a duly executed proxy bearing a later date. Unless authority to vote for one or more of the director nominees is specifically withheld according to the instructions, a signed proxy will be voted FOR the election of the three director nominees named herein and, unless otherwise indicated, FOR each of the other five proposals described in this proxy statement and the accompanying notice of meeting.

     As of June 25, 1999, the record date for the Meeting, there were shares of the Company's Common Stock, par value $.50 per share (the "Common Stock"), issued and outstanding. Only shareholders of record on the books of the Company at the close of business on June 25, 1999 are entitled to notice of and to vote at the Meeting. Each such shareholder is entitled to one vote for each share of Common Stock registered in his or her name. A majority of the outstanding Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business. Directors are elected by a plurality of the votes cast at the Meeting with a quorum present. The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting, without regard to broker non-votes, is required for approval of "PROPOSAL 2" described below. The affirmative vote of at least 75% of the outstanding shares of Common Stock entitled to vote at the Meeting, without regard to broker non-votes, is required for approval of "PROPOSAL 3" described below. The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, without regard to broker non-votes, is required for approval of each of the other three proposals described in this proxy statement and the accompanying notice of meeting. Shares as to which "Abstain" has been selected on the accompanying proxy will be counted as shares present and entitled to vote for purposes of establishing a quorum, and will have the same effect as a vote against the matter.

     Shareholders are entitled to cumulate votes in the election of directors provided a shareholder gives the President, a Vice President or the Secretary of the Company notice that he or she desires that voting at the Meeting be cumulative. Such notice must be in writing and must be given at least 48 hours before the time fixed for holding the Meeting. In addition, a formal announcement must be made at the commencement of the Meeting by the Chairman, the Secretary or by or on behalf of the shareholder, stating that such notice has been given. In the event the Company does not receive such notice within the prescribed time, shareholders will not be entitled to cumulate votes.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies personally or by telephone or other telecommunication. In addition, the Company has retained Regan & Associates, Inc., a professional solicitation firm, which may assist in soliciting proxies for a fee estimated at $4,000 plus reimbursement of out-of-pocket expenses. The Company has requested persons holding stock for others in their names or in the names of nominees to forward soliciting material to the beneficial owners of such shares and will, if requested, reimburse such persons for their reasonable expenses in so doing.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information as of June 25, 1999 regarding the only persons known to the Company to be a record or beneficial owner of more than 5% of the Common Stock.

                                     NUMBER OF SHARES       PERCENT
        NAME AND ADDRESS             OF COMMON STOCK          OF
      OF BENEFICIAL OWNER         BENEFICIALLY OWNED (1)   CLASS (1)
      -------------------         ----------------------   ---------
E. Lee Garelick                          325,096                 %
10 Vantage Point Drive
Rochester, NY 14624

Kennedy Capital Management, Inc.         365,624(2)
10829 Olive Boulevard
St. Louis, MO 63141

---------------

(1) As reported by such holders as of June 25, 1999 (except as otherwise stated
    in footnote (2) to this table), with percentages based on      shares issued
    and outstanding.

(2) The amount shown and the following information is derived from Amendment No. 1 to Schedule 13G dated February 5, 1999: Kennedy Capital Management, Inc. has sole power to vote 342,874 of such shares and sole power to dispose of all 365,624 shares.

     The following table sets forth certain information as of June 25, 1999 regarding the Common Stock held by (i) each current director of the Company,
(ii) each "Named Executive" (see "EXECUTIVE COMPENSATION" below), and (iii) all current directors and executive officers of the Company as a group.

                                        NUMBER OF SHARES       PERCENT
                                        OF COMMON STOCK          OF
     NAME OF BENEFICIAL OWNER        BENEFICIALLY OWNED (1)   CLASS (1)
     ------------------------        ----------------------   ---------
Angelo J. Chiarella                           47,065(2)             %
E. Lee Garelick                              325,096
Nancy D. Hessler                               8,969(3)
Robert G. Klimasewski                        293,838(4)
Eric W. McInroy                              134,130(5)
Cornelius J. Murphy                           37,776(6)
John W. Oberlies                              22,172(6)
Harvey J. Palmer                              35,783(6)
Arthur M. Richardson                          35,284(6)
John A. Misiaszek                            128,718(7)
Barry F. Wharity                              73,676(8)
All current directors and executive
officers as a group (11 persons)           1,142,507(9)

---------------

(1) As reported by such persons as of June 25, 1999, with percentages based on shares issued and outstanding except where the issuance of shares pursuant to options or warrants that are currently or will within the next 60 days become exercisable ("presently exercisable"), as indicated in the other footnotes to this table, would increase the number of shares owned by such person and the number of shares outstanding.

(2) Includes 6,400 shares jointly owned by Mr. Chiarella and his wife, and presently exercisable warrants to purchase an aggregate of 7,000 shares.

(3) Includes 1,000 shares jointly owned by Ms. Hessler and her husband, and a presently exercisable warrant to purchase 1,000 shares.

(4) Includes presently exercisable options to purchase an aggregate of 253,000 shares.

(5) Includes presently exercisable options to purchase an aggregate of 99,450 shares.

(6) Includes presently exercisable warrants to purchase an aggregate of 7,000 shares.

(7) Includes (i) 30,760 shares jointly owned by Mr. Misiaszek and his wife, (ii) 400 shares owned by his wife as custodian for their child (as to which shares Mr. Misiaszek disclaims beneficial ownership), and (iii) presently exercisable options to purchase an aggregate of 57,000 shares.

(8) Includes presently exercisable options to purchase an aggregate of 43,500 shares.

(9) Includes presently exercisable options and warrants to purchase an aggregate of 488,950 shares.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     Three of the Company's nine directors are to be elected by the shareholders at the Meeting, each to hold office for a term expiring in 2002 or until his successor is duly elected and qualifies.*

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE THREE NOMINEES NAMED BELOW, all of whom are currently directors of the Company. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, proxies in the enclosed form will be voted FOR the election of each of the three nominees named below. The votes represented by such proxies may be cumulated if notice is given as described in "GENERAL INFORMATION" above.

     The Board of Directors does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.

                       PROPOSED FOR ELECTION AS DIRECTORS
                           AT THE 1999 ANNUAL MEETING

                                                                DIRECTOR
                    NAME AND BACKGROUND                          SINCE
                    -------------------                         --------
ANGELO J. CHIARELLA, age 65, is Director of Planning for          1967
  F.J.F. Architects, Rochester, New York. From November 1997
  until April 1999, he served as Vice President in the
  Rochester, New York office of Arnold Industries, Inc.
  (commercial real estate). From 1963 to November 1997, he
  served as President and Chief Executive Officer of Midtown
  Holdings Corp., Rochester, New York (commercial real
  estate). Mr. Chiarella also serves on the Board of
  Directors of Rochester Gas and Electric Corporation.
E. LEE GARELICK, age 64, is retired. From April 1996 until        1996
  March 1999, he was employed by the Company as a senior
  executive. From June 1979 until April 1996, he was
  President and part owner of Altek Industries Corp.,
  Rochester, New York (manufacturer of calibration
  instrumentation), which was acquired by the Company in
  April 1996.
DR. HARVEY J. PALMER, age 53, is Professor and Chair of the       1987
  Department of Chemical Engineering in the School of
  Engineering and Applied Science of the University of
  Rochester, Rochester, New York (education and scientific
  research), where he has been a member of the faculty since
  1971.

---------------

* Dr. Harvey J. Palmer, who had previously been elected a director in the class of directors whose term of office expires in 2000 (the "2000 Class"), has been nominated by the Board instead for election at the Meeting to the class whose term of office expires in 2002. As a result, a vacancy now exists in the 2000 Class. The Board of Directors intends to engage an individual having appropriate talent, skills and experience to fill that vacancy; however, the Board's search for such a candidate has not been completed. When identified, that candidate will stand for election at the next Annual Meeting of Shareholders, scheduled to be held in August 2000. Alternatively, the Board may determine not to fill the vacancy and (if Proposal 3 is adopted by the shareholders at the Meeting) reduce size of the Board of Directors to eight members. See "PROPOSAL 3" below.

                      DIRECTORS WHOSE TERMS DO NOT EXPIRE
                           AT THE 1999 ANNUAL MEETING

     The following table sets forth certain information with respect to each director of the Company whose term in office does not expire at the Meeting.

                                                              DIRECTOR     TERM
                    NAME AND BACKGROUND                        SINCE      EXPIRES
                    -------------------                       --------    -------
NANCY D. HESSLER, age 53, has been Senior Manager of Human      1997       2001
  Resources of Nortel Networks Corp., Network Information
  Services Group, Rochester, New York (telecommunications
  systems) since October 1998. From May 1996 until September
  1998, she was Group Manager of Human Resources for
  Rochester Gas and Electric Corporation, Rochester, New
  York (public utility). From 1991 until May 1996, Ms.
  Hessler served as Human Resource Manager of the Advanced
  Imaging Business Unit and as Manager of Sourcing for the
  General Services Division of Xerox Corporation.
ROBERT G. KLIMASEWSKI, age 56, has served as Chairman of the    1982       2001
  Board of the Company since April 1998. From June 1994
  until April 1998, he served as President and Chief
  Executive Officer of the Company. Mr. Klimasewski is also
  Vice Chairman of Burleigh Instruments, Inc., Rochester,
  New York (manufacturer of laser instrumentation and
  micropositioning equipment), which he founded in 1972. He
  also serves as Chairman of the Board of Directors of Laser
  Power Corporation.
ERIC W. MCINROY, age 52, has served as President and Chief      1998       2001
  Executive Officer of the Company since April 1998. He
  served as Executive Vice President and Chief Operating
  Officer of the Company from April 1996 until April 1998.
  From 1982 until April 1996, he was President of the
  Company's Transcat Division. Mr. McInroy has been employed by the Company since 1978.
CORNELIUS J. MURPHY, age 68, has served as Lead Director of     1991       2000
  the Company since August 1998. He served as Chairman of
  the Board of the Company from January 1995 until April
  1998, and as Chairman of the Executive Committee of the
  Board from April 1998 until August 1998. He has been
  Senior Vice President in the Rochester, New York office of
  Goodrich and Sherwood Company (human resources management
  consulting) since 1990. For over 35 years prior to that,
  he was employed by Eastman Kodak Company in various
  executive positions, most recently Senior Vice President
  and a Director in the office of the Chairman. Mr. Murphy
  also serves on the Board of Directors of Rochester Gas and
  Electric Corporation.
ARTHUR M. RICHARDSON, age 72, has been President of             1985       2000
  Richardson Capital Corp., Rochester, New York
  (investments) since 1986. From 1974 to 1986 he served as
  Chairman and Chief Executive Officer of Security N.Y.
  State Corp., a commercial bank holding company.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors held five meetings during the fiscal year ended March 31, 1999 ("Fiscal 1999"). Each director attended at least 75% of the total of such Board meetings and meetings of Board Committees on which he or she served.

     The Board of Directors has established, among other Committees, an Audit Committee, a Compensation, Benefits and Stock Options Committee, and a Committee on Directors, which serves as the nominating committee of the Board.

     The current members of the Audit Committee are Mr. Richardson (Chair), Mr. Chiarella, Mr. Garelick and John W. Oberlies. The Committee reviews with PricewaterhouseCoopers LLP, the Company's independent auditors, the Company's financial statements and internal accounting procedures, PricewaterhouseCoopers LLP's auditing procedures and fees, and the possible effects of professional services upon the independence of PricewaterhouseCoopers LLP. The Committee held two meetings during Fiscal 1999.

     The current members of the Compensation, Benefits and Stock Options Committee are Mr. Chiarella (Chair), Ms. Hessler, Mr. Murphy, Dr. Palmer, Mr. Richardson and John W. Oberlies. The Committee makes recommendations to the Board with respect to compensation and benefits paid to the Company's management and acts as the Stock Option Committee of the Board (see "EXECUTIVE COMPENSATION" below). The Compensation, Benefits and Stock Options Committee held five meetings during Fiscal 1999.

     The current members of the Committee on Directors are Mr. Klimasewski (Chair), Mr. Murphy and Mr. Richardson. The Committee on Directors is charged with improving the training and performance of the Company's directors, as well as making director nominations. It also considers and establishes procedures regarding director nominations submitted by shareholders. The Committee held two meetings during Fiscal 1999. Shareholder recommendations for director nominations should be sent to the Company, to the attention of the Chairman of the Board.

DIRECTORS' COMPENSATION

     The Directors' Stock Plan provides for automatic, non-discretionary awards of shares of Common Stock, in lieu of cash directors' fees, to each non-employee director who elects to participate, at the rates of (i) a retainer of 2,000 shares of Common Stock for each full year during which he or she serves as a director (or such fewer shares as has an aggregate market value of $10,000),
(ii) 400 shares of Common Stock for each meeting of the Board that he or she attends (or such fewer shares per meeting as has an aggregate market value of $1,500), and (iii) 200 shares of Common Stock for each meeting of a Committee of the Board that he or she attends (or such fewer shares per meeting as has an aggregate market value of $750). Except in certain defined instances, attendance at meetings by telephone does not qualify for such awards. A maximum of 200,000 shares of Common Stock are available for awards under the Directors' Stock Plan.

     During Fiscal 1999, Mr. Chiarella, Ms. Hessler, Mr. Murphy, Dr. Palmer, Mr. Richardson and John W. Oberlies elected to participate in the Directors' Stock Plan, and an aggregate of 28,583 shares of Common Stock were so issued to them.

     During Fiscal 1999, the Company also paid to Mr. Murphy $17,500 in cash and a bonus award of 667 shares of Common Stock (having a market value of $2,500 on the date of the award) for his additional services during the prior year as Chairman of the Board and Chairman of the Executive Committee of the Board.

     Directors who are also employees of the Company (currently, Messrs. Klimasewski and McInroy) are paid no compensation for their services as directors.

DIRECTORS' WARRANT GRANTS AND EXERCISES

     Pursuant to the Company's Amended and Restated Directors' Warrant Plan, during Fiscal 1999 each then current non-employee director of the Company (Mr. Chiarella, Ms. Hessler, Mr. Murphy, Dr. Palmer, Mr. Richardson and John W. Oberlies) received an automatic, non-discretionary grant of a warrant, expiring on August 18, 2003, to purchase 4,000 shares of Common Stock at an exercise price of $3.75 per share (the market price of the Common Stock on the grant date). Each warrant becomes exercisable in 1,000-share increments on specified dates provided that the market price of the Common Stock reaches and maintains certain specified levels; in any event, each warrant vests and becomes exercisable no later than August 19, 2002. None of such warrants is transferable except by will or intestacy, and during the director's lifetime they are exercisable only by the director. Unexercised warrants currently lapse on the date a director ceases to be a director of the Company (see "PROPOSAL 5" below), except that if one ceases to be a director by reason of his or her death, the warrant lapses 90 days thereafter.

     No warrants were exercised during Fiscal 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During Fiscal 1999, two directors of the Company, Mr. Murphy and John W. Oberlies, each inadvertently filed late with the Securities and Exchange Commission (the "SEC") one report disclosing one transaction in his Common Stock. All of the Company's directors and executive officers are now current in such filings. In making the foregoing statements, the Company has relied on the written representations of its directors and officers and copies of the reports that they have filed with the SEC.

                               EXECUTIVE OFFICERS

     The Company is currently served by four executive officers, who are elected annually by the Board of Directors and serve until their successors are elected and qualified:

     ERIC W. MCINROY, age 52, has served as President and Chief Executive Officer of the Company since April 1998. Further information about Mr. McInroy is set forth under "PROPOSAL 1: ELECTION OF DIRECTORS" above.

     ROBERT G. KLIMASEWSKI, age 56, has served as Chairman of the Board of the Company since April 1998. Further information about Mr. Klimasewski is set forth under "PROPOSAL 1: ELECTION OF DIRECTORS" above.

     JOHN A. MISIASZEK, age 51, is Vice President-Finance of the Company, a position he has held since 1982. Mr. Misiaszek, a certified public accountant who has been with the Company since 1975, has also served as Secretary and Treasurer of the Company for more than the past five years.

     BARRY F. WHARITY, age 52, is President of the Company's Transcat Division, a position he has held since April 1996. Mr. Wharity has been employed by the Company since April 1988 in various positions, including Vice President of Sales.

                             EXECUTIVE COMPENSATION

     Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities, for the fiscal years ended March 31, 1999, 1998 and 1997, paid by the Company to those persons who were, at March 31, 1999, the Chief Executive Officer and each other executive officer of the Company (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION             LONG TERM
                                     -------------------------------------   COMPENSATION
                                                 BONUS OR        OTHER       ------------
                                                PERFORMANCE      ANNUAL         OPTION       ALL OTHER
         NAME AND           FISCAL    SALARY       AWARD      COMPENSATION      GRANTS      COMPENSATION
    PRINCIPAL POSITION       YEAR     ($)(1)      ($)(1)         ($)(2)         (#)(3)         ($)(4)
    ------------------      ------   --------   -----------   ------------      ------      ------------
ERIC W. MCINROY              1999    $210,000    $ 50,000          0            35,000         $5,103
  President and Chief        1998     170,000           0          0            52,000          6,191
  Executive Officer          1997     120,750     100,000          0           100,000              0
ROBERT G. KLIMASEWSKI        1999    $175,000    $ 50,000          0            20,000              0
  Chairman of the Board(5)   1998     235,000           0          0            52,000              0
                             1997     200,000     280,000(6)       0           160,000              0
BARRY F. WHARITY             1999    $150,000           0          0            75,000         $5,029
  President, Transcat
  Division(7)
JOHN A. MISIASZEK            1999    $ 92,070    $ 20,000          0            25,000         $3,526
  Vice President-Finance     1998      92,070           0          0            52,000          4,098
                             1997      90,300      80,000          0            60,000          2,517

---------------

(1) The amounts shown include cash compensation earned during the fiscal year indicated (whether paid during or subsequent to that year) as well as cash compensation deferred at the election of the Named Executive into the Company's Long Term Savings and Deferred Profit Sharing Plan (the "401(k) Plan").

(2) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year does not exceed 10% of the total amount of annual salary and bonus for any Named Executive.

(3) Share amounts have been retroactively adjusted to give effect to a 2-for-1 stock split in the form of a stock dividend paid on July 22, 1997.

(4) The amounts shown reflect the Company's contributions to the 401(k) Plan.

(5) Mr. Klimasewski served as the Company's President and Chief Executive Officer during Fiscal 1998 and Fiscal 1997.

(6) Pursuant to Mr. Klimasewski's employment agreement, 70% of such bonus was paid in cash and 30% was paid in the form of shares of Common Stock (based on the market value of the Common Stock on the date of payment of the bonus).

(7) Mr. Wharity first became an executive officer of the Company in Fiscal 1999.

STOCK OPTIONS

     Shown below is further information on grants of stock options, under the Amended and Restated 1993 Stock Option Plan (the "Option Plan") or otherwise, during Fiscal 1999 to the Named Executives. The Company has no provision for stock appreciation rights.

                          OPTION GRANTS IN FISCAL 1999

                                          INDIVIDUAL GRANTS
                         ---------------------------------------------------
                                        PERCENT OF
                                          TOTAL                                 POTENTIAL REALIZABLE VALUE
                                         OPTIONS                                AT ASSUMED ANNUAL RATES OF
                                        GRANTED TO                               STOCK PRICE APPRECIATION
                                        EMPLOYEES     EXERCISE                     FOR OPTION TERM (1)
                           OPTIONS      IN FISCAL      PRICE      EXPIRATION    --------------------------
         NAME            GRANTED (#)       YEAR        ($/SH)        DATE         5% ($)         10% ($)
         ----            -----------    ----------    --------    ----------    -----------    -----------
Eric W. McInroy            35,000          15.0%       $3.785      10/27/03     $   36,603     $   80,875
Robert G. Klimasewski      20,000           8.6%       $3.785      10/27/03     $   20,916     $   46,214
Barry F. Wharity           50,000          21.4%       $ 7.25       4/20/03     $  100,160     $  221,305
                           25,000          10.7%       $3.785      10/27/03     $   26,145     $   57,768
John A. Misiaszek          25,000          10.7%       $3.785      10/27/03     $   26,145     $   57,768

---------------

(1) The dollar amounts in these columns are the result of calculations of potential realizable value at the 5% and 10% rates set by the SEC and are not intended to forecast future appreciation of the Common Stock. There can be no assurance that the Common Stock will perform at the assumed annual rates shown in the table. The Company will neither make nor endorse any predictions as to future stock performance. As an alternative to the assumed potential realizable values stated in the 5% and 10% columns, SEC rules would permit stating the present value of such options at the date of grant. Methods of computing present value suggested by different authorities can produce significantly different results. Moreover, since stock options granted by the Company are not transferable, there are no objective criteria by which any computation of present value can be verified. Consequently, the Company has not chosen this alternative for purposes of the table.

     Shown below is information with respect to (i) options exercised by the Named Executives during Fiscal 1999 and (ii) unexercised options held by the Named Executives at the end of Fiscal 1999.

                 AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND
                         FISCAL YEAR-END OPTION VALUES*

                                                                                     VALUE OF ALL UNEXERCISED
                                                     UNEXERCISED OPTIONS HELD        IN-THE-MONEY OPTIONS AT
                          SHARES        VALUE             AT FY-END (#)                   FY-END ($) (2)
                       ACQUIRED ON     REALIZED    ----------------------------    ----------------------------
        NAME           EXERCISE (#)    ($) (1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           ------------    --------    -----------    -------------    -----------    -------------
Eric W. McInroy                0             0        99,450         155,050        $  6,563            0
Robert G. Klimasewski          0             0       253,000         179,000        $175,000            0
Barry F. Wharity          18,000       $47,250        43,500         137,500        $  5,250            0
John A. Misiaszek              0             0        57,000         104,000        $ 21,000            0

---------------

 * Numbers of shares and per share prices have been retroactively adjusted to give effect to a 2-for-1 stock split in the form of a stock dividend paid on July 22, 1997.

(1) Expressed as the excess of the market value of the Common Stock on the date of exercise over the exercise price of the option.

(2) Expressed as the excess of the market value of the Common Stock at fiscal year-end ($3.00 per share) over the exercise price of each option. Most of such options have exercise prices in excess of $3.00 per share.

EMPLOYMENT AGREEMENTS

     The provisions of the Company's employment agreements with Eric W. McInroy, covering Fiscal 1999 and the current fiscal year, are described in "EXECUTIVE COMPENSATION - REPORT OF THE COMPENSATION, BENEFITS AND STOCK OPTIONS COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION - CHIEF EXECUTIVE OFFICER COMPENSATION" below.

     During Fiscal 1999, the Company and Robert G. Klimasewski were parties to an amended and restated employment agreement, providing for Mr. Klimasewski to serve as the Chairman of the Company's Board of Directors at an annual salary of $175,000, together with certain other benefits that are provided to the Company's other senior executives. Mr. Klimasewski's employment agreement was terminable by either party on 30 days' notice, but if the Company were to terminate the agreement without cause (as defined therein), Mr. Klimasewski would be entitled to severance in an amount equal to the total compensation (including bonuses, benefits and other compensation, if any) payable to him during the 12 months immediately preceding the termination date. Mr. Klimasewski's employment agreement prohibited him from engaging, during its term, in any business that is in competition with the Company, and required him indefinitely to keep confidential the Company's trade secrets. Mr. Klimasewski's employment agreement expired on March 31, 1999.

     Effective April 1, 1999, the Company and Mr. Klimasewski entered into a new employment agreement on terms identical to those of his Fiscal 1999 employment agreement described above. This new employment agreement expires on March 31, 2000.

REPORT OF THE COMPENSATION, BENEFITS AND STOCK OPTIONS COMMITTEE
WITH RESPECT TO EXECUTIVE COMPENSATION

     The following report of the Compensation, Benefits and Stock Options Committee (the "Committee") shall not be deemed incorporated by reference by any statement which incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (except to the extent that the Company specifically incorporates this information by reference), nor shall it otherwise be deemed filed under either such Act.

     The following discussion applies to the compensation of all of the Company's senior executives, including Eric W. McInroy, the Chief Executive Officer, except to the extent that certain elements of Mr. McInroy's compensation are fixed pursuant to contract with the Company (see "CHIEF EXECUTIVE OFFICER COMPENSATION" later in this Report).

     EXECUTIVE COMPENSATION PHILOSOPHY. The goals of the Company's executive compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executives who contribute to the short-term and long-term success of the Company and each of its operating divisions and contribute to increasing shareholder value. The Company attempts to compensate its executives competitively. To ensure that compensation is competitive, the Company periodically compares its compensation practices with those of comparable companies and adjusts its compensation parameters based on this review. More importantly, the Company's executive compensation program is intended to compensate sustained performance. Executives are rewarded based upon corporate performance, divisional performance and individual performance. Corporate performance and divisional performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit and performance relative to benchmarks. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and goals. The primary criteria for the awarding of incentive compensation are as follows:

     - Company-wide profitability in excess of an annually predetermined amount is generally a prerequisite to the payment of any incentive compensation, so that every executive is motivated to achieve profitability for the entire Company.

     - Incentive compensation is measured by the Company's and each operating division's success in meeting key line items in the Company's budget, particularly profits.

     - Divisional success for purposes of incentive compensation is measured by sales, gross margin and divisional profitability.

     - Leadership is rewarded, as is the extent to which an individual sets, meets and exceeds goals that are beneficial to the Company's long-term success.

     - Controlling expenses, as measured against budget, is rewarded.

     In the first quarter of each fiscal year, the Committee reviews with the Chief Executive Officer and approves, with any modifications it deems appropriate, an annual salary plan for the executives other than the Chief Executive Officer and the Chairman of the Board (whose salaries are fixed by contract). This salary plan is developed under the ultimate direction of the Chief Executive Officer based on industry peer group information and performance judgments as to the past and expected future contributions of each executive.

     Prior to the start of each fiscal year, the Chief Executive Officer sets individualized objectives and key goals for each of the Company's executives in keeping with the criteria set forth above. During each fiscal year, the Chief Executive Officer gives executives ongoing feedback on performance. After the end of the fiscal year, the Chief Executive Officer evaluates each executive's accomplishment of objectives and attainment of key goals and provides summaries of performance appraisals to the Committee along with recommendations on salary, bonuses and stock options. The performance appraisals and recommendations are considered by the Committee in deciding whether to grant performance awards and in establishing the base salary for executives for the next fiscal year. Similar objective-setting, feedback and evaluation with respect to the Chief Executive Officer's performance is provided by the Chairman of the Board on behalf of the Committee, and similar objective-setting, feedback and evaluation with respect to the Chairman of the Board's performance is provided by the Lead Director on behalf of the Board of Directors.

     EXECUTIVE COMPENSATION PROGRAM. The Company's executive compensation program is structured to attract and retain key executives capable of improving products and services, promoting technological innovation, fostering teamwork, motivating employees and accomplishing and integrating acquisitions, all with the ultimate goal of improving profitability and enhancing shareholder value.

     The annual compensation paid to executives consists of a base salary, cash bonuses and, in some circumstances, performance awards and stock bonuses. Salaries are reviewed by the Committee at least annually, and may be changed based on (i) information derived from the evaluation procedures described above and a determination that an individual's contributions to the Company have increased or decreased, (ii) changes in competitive compensation levels, and/or
(iii) changes in the Company's business prospects.

     The Company's Annual Executive Bonus Plan, which is formulated and approved annually by the Committee, provides for the payment of cash bonuses. Under this Plan, the Company must first make a profit at a level determined annually by the Committee before any bonuses are paid to executives. Once that threshold is reached, a bonus pool is established from which a participating executive receives a bonus at a predetermined percentage of the pool, subject to a reduction of up to 25% at the discretion of the Chief Executive Officer. Because the Company did not achieve the target financial performance in Fiscal 1999, no cash bonuses were paid to any executives for Fiscal 1999.

     In addition, performance awards may be granted by the Committee in the case of unique performance contributing to the Company's long-term success. During Fiscal 1999, cash performance awards were paid to four executives, including Mr. McInroy ($50,000), Mr. Klimasewski ($50,000) and Mr. Misiaszek ($20,000), for their extraordinary efforts in assimilating the Company's acquisitions.

     Long-term incentives are intended to be provided through the grant of stock options under the Option Plan. The Committee views stock options as a means of aligning the long range interests of all employees, including executives, with those of the shareholders by providing them with the opportunity to build a meaningful stake in the Company. On occasion, the Company also grants options to employees pursuant to agreements not covered by the Option Plan. During Fiscal 1999, the Committee granted to an aggregate of 79 employees, at all levels of employment, options to purchase an aggregate of 233,760 shares of Common Stock, including options to purchase an aggregate of 155,000 shares granted to the four Named Executives. See "EXECUTIVE COMPENSATION -- STOCK OPTIONS" above.

     Executives and other employees are also entitled to participate in the Company's Long-Term Savings and Deferred Profit Sharing Plan, a 401(k) plan.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Eric W. McInroy, previously the Company's Executive Vice President and Chief Operating Officer, was elected President and Chief Executive Officer on April 1, 1998. Mr. McInroy succeeded Robert G. Klimasewski, who became Chairman of the Board of Directors.

     The Committee, with the concurrence of the Board of Directors, credits Mr. McInroy in large measure for the formulation and execution of the Company's acquisition strategy. The Company completed its acquisition of the stock of Altek Industries Corp. in April 1996, the assets of E.I.L. Instruments, Inc. in April 1997, and the stock of Metermaster Inc. in February 1999. Mr. McInroy was key in finding and developing those acquisition opportunities, and he developed and spearheaded the Company's approach and strategy for integrating those acquisitions into the Company. Under Mr. McInroy's leadership and direction, the difficult integration of large and significant acquisitions was accomplished, and provides the Company with a platform for increasing shareholder value in the future.

     In addition, Mr. McInroy has worked diligently to put in place a cost structure to support and enhance the Company's future growth, including substantial efforts in realigning operations and establishing an efficient and cost-effective corporate infrastructure.

     During Fiscal 1999, the Company and Mr. McInroy were parties to an employment agreement providing for Mr. McInroy to serve as the Company's President and Chief Executive Officer at an annual salary of $210,000. Mr. McInroy's employment agreement also provided for the payment to him of an annual cash bonus pursuant to the Company's Annual Executive Bonus Plan, together with certain other benefits that are provided to the Company's other senior executives. Mr. McInroy's employment agreement was terminable by either party on 30 days' notice, but if the Company were to terminate the agreement without cause (as defined therein), Mr. McInroy would be entitled to severance in an amount equal to the total compensation (including bonuses, benefits and other compensation, if any) payable to him during the 12 months immediately preceding the termination date. Mr. McInroy's employment agreement prohibited him from engaging, during its term, in any business that is in competition with the Company, and required him indefinitely to keep confidential the Company's trade secrets. The Annual Executive Bonus Plan adopted by the Committee for Fiscal 1999 required that, to the extent permitted by securities regulations and The Nasdaq Stock Market, 25% of the cash bonus payable to Mr. McInroy thereunder in excess of $50,000 would be paid to him instead in shares of Common Stock, valued on the date of payment. However, no bonus was payable to any executive, including Mr. McInroy, under the Annual Executive Bonus Plan for Fiscal 1999.

     During Fiscal 1999, Mr. McInroy was paid a cash performance award of $50,000 for his extraordinary efforts in assimilating the Company's acquisitions and, as a long-term incentive to enhancing shareholder value, he was granted options to purchase 35,000 shares of Common Stock. See "EXECUTIVE COMPENSATION PROGRAM" earlier in this Report.

     Based on its study and review of comparable companies, the Committee believes that Mr. McInroy's employment agreement fixed his total compensation for Fiscal 1999 at a level that was commensurate with amounts paid to other chief executive officers with comparable qualifications, experience, responsibilities and results at similarly positioned companies.

     Mr. McInroy's employment agreement expired on March 31, 1999. Effective April 1, 1999, the Company and Mr. McInroy entered into a new employment agreement on terms identical to those of his Fiscal 1999 employment agreement described above (as well as an identical requirement under the Annual Executive Bonus Plan as that described above). This new employment agreement expires on March 31, 2000 but may be renewed for one year thereafter if both parties so elect. It was approved by the Board of Directors on the Committee's recommendation, reflecting the Committee's assessment of Mr. McInroy's performance in his first year as the Company's Chief Executive Officer and his ability and dedication to provide the leadership and vision necessary to enhance the long-term value of the Company.

                                          COMPENSATION, BENEFITS AND STOCK
                                          OPTIONS COMMITTEE

                                          Angelo J. Chiarella, Chair
                                          Nancy D. Hessler
                                          Cornelius J. Murphy
                                          John W. Oberlies
                                          Harvey J. Palmer
                                          Arthur M. Richardson

INSIDER PARTICIPATION IN COMPENSATION, BENEFITS AND STOCK OPTIONS COMMITTEE

     The Chief Executive Officer and the Chairman of the Board consult with the Committee. They participate in discussions of the Committee and makes recommendations to it, but they do not vote or otherwise participate in the Committee's ultimate determinations. The Board of Directors believes that it is wise and prudent to have the Chief Executive Officer and the Chairman of the Board so participate in the operations of the Committee because their evaluations and recommendations with respect to the compensation and benefits paid to executives other than themselves are extremely valuable to the Committee. However, the Chief Executive Officer neither participates nor is otherwise involved in the deliberations of the Committee with respect to his own compensation and benefits or those of the Chairman of the Board, and the Chairman of the Board neither participates nor is otherwise involved in the deliberations of the Committee with respect to his own compensation and benefits.

STOCK PRICE PERFORMANCE GRAPH

     The following graph sets forth a comparison of the cumulative total shareholder return on the Common Stock during the five-year period ended March 31, 1999 (based on the market price thereof and taking into account the 2-for-1 stock split in the form of a stock dividend paid by the Company on July 22,
1997), with the cumulative total return of companies on the Standard & Poor's 500 Index and the Standard & Poor's Technology 500 Index.
[STOCK PRICE PERFORMANCE GRAPH]

                                            TRANSMATION           S&P 500 INDEX          TECHNOLOGY-500
                                            -----------           -------------          --------------
'Base Period Mar94'                            100.00                 100.00                 100.00
'Mar95'                                        124.99                 115.57                 126.54
'Mar96'                                        150.02                 152.67                 170.85
'Mar97'                                        329.41                 182.93                 230.96
'Mar98'                                        385.27                 270.74                 349.06
'Mar99'                                        141.18                 320.72                 559.93

ASSUMES $100 INVESTED ON MARCH 31, 1994 IN THE COMPANY'S COMMON STOCK, THE COMPANIES COMPRISING THE STANDARD & POOR'S 500 INDEX AND THE COMPANIES COMPRISING THE STANDARD & POOR'S TECHNOLOGY 500 INDEX.

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will neither make nor endorse any predictions as to future stock performance.

     The Stock Price Performance Graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act.

                              RELATED TRANSACTIONS

     On April 3, 1996, the Company acquired Altek Industries Corp. ("Altek") from E. Lee Garelick (now a director of the Company) and James N. Wurtz for a total purchase price, negotiated at arms length, consisting of $1,700,000 in cash, $3,100,000 in aggregate principal amount of unsecured notes, 300,000 shares of Common Stock and payment of Altek's bank debt of approximately $806,000. Of such total purchase price, Mr. Garelick was paid $963,333 in cash, an unsecured note in the principal amount of $1,756,666, bearing interest at 8% per year, and an aggregate of 170,000 shares of Common Stock. The $1,416,666 principal balance of such note was paid to Mr. Garelick on or about April 1, 1998. In addition, pursuant to the Stock Purchase Agreement providing for the Company's acquisition of Altek: (i) if at any time prior to October 3, 1998 the market price of the

Common Stock fell below $2.00 per share for 20 of 30 consecutive trading days, Mr. Garelick had the right to require the Company to repurchase his Common Stock at $2.00 per share, subject to certain conditions, including the prior consent of the Company's lender; (ii) until April 3, 2006, Mr. Garelick has "piggy-back" registration rights with respect to his shares of Common Stock, subject to certain conditions; and (iii) subject to the prior consent of the Company's lender, the Company has the right of first refusal to purchase, at an average market price, shares of Common Stock which Mr. Garelick proposes to dispose of (other than in certain transactions).

     The Company and Mr. Garelick were also parties to a three-year employment agreement, commencing April 3, 1996, providing for him to serve in a senior executive capacity at an annual salary of $150,000. The employment agreement expired, and Mr. Garelick retired from the Company's employ, on March 31, 1999.

     Altek leases certain business premises from a corporation owned by the adult children of Mr. Garelick and Mr. Wurtz. During Fiscal 1999, Altek paid the lessor a rental of $64,404 per year, which the Company believes to be a market rental rate, pursuant to a lease expiring in December 2000.

                                  PROPOSAL 2:

                     AMENDMENT OF ARTICLES OF INCORPORATION
                    TO INCREASE THE AUTHORIZED COMMON STOCK
                  FROM 15,000,000 SHARES TO 30,000,000 SHARES

BACKGROUND AND DESCRIPTION OF PROPOSED AMENDMENT

     The Company's Articles of Incorporation, as amended, currently authorize the Company to issue 15,000,000 shares of Common Stock. On June 16, 1999, the Board of Directors unanimously approved and adopted, subject to approval and adoption by the shareholders, an amendment to the Articles of Incorporation which increases the number of shares of Common Stock that the Company has authority to issue to 30,000,000 shares (the "Articles Amendment"). The Common Stock's par value of $.50 per share would not be changed by the Articles Amendment.

     As of June 16, 1999, the Company had 5,945,129 shares of Common Stock outstanding. As of that date, an additional 2,208,117 shares of Common Stock were committed for issuance as follows: (i) 1,763,600 shares subject to outstanding options or available for future option grants under the Option Plan;
(ii) 122,900 shares subject to stock option agreements between the Company and Eric W. McInroy, Barry F. Wharity, John A. Misiaszek and James A. Searles (see "EXECUTIVE COMPENSATION - STOCK OPTIONS" above); (iii) 108,705 shares available for purchase under the Company's Employees' Stock Purchase Plan; (iv) 126,600 shares subject to outstanding warrants or available for future warrant grants under the Company's Amended and Restated Directors' Warrant Plan; and (v) 86,312 shares available for awards under the Company's Directors' Stock Plan (see "PROPOSAL 1: ELECTION OF DIRECTORS - DIRECTORS' COMPENSATION" above). Accordingly, only 6,846,754 shares of Common Stock are currently authorized but uncommitted and available for issuance for other purposes.

     The Board of Directors believes that the authorization of additional shares of Common Stock is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, including the payment of stock dividends, stock splits and other stock rights; increasing stock ownership and meeting part of the Company's future capital requirements through public offerings or private placements of Common Stock; effecting corporate mergers, acquisitions and strategic alliances; possible funding of new business plans; the payment of stock-based compensation to provide incentives to management and other employees; and other uses not presently determinable and as may be deemed by the Board to be feasible and in the best interests of the Company. Any such future action is, of course, subject to the Company's earnings and financial condition as well as market conditions and other factors that the Board deems relevant, and there can be no assurance that the Board will authorize any of such actions in the future.

     Aside from the Board's ongoing consideration of a stock dividend or stock split, management's ongoing evaluation of acquisition possibilities, and the Board's belief in the efficacy of stock-based compensation, and except for the shares of Common Stock intended or available for issuance as described above, the Board has no present plans, agreements or understandings for the issuance of any shares of Common Stock. However, the Board of Directors considers that in the prudent operation of the Company, it is desirable to have sufficient authorized but unissued shares of Common Stock available to allow the Company to take prompt advantage of market or other conditions in connection with possible financings or acquisitions, for stock dividends or distributions, for grants of options and other stock rights, and for other proper corporate purposes when such action is deemed necessary or desirable by the Board. The Board of Directors believes that the availability of additional shares of Common Stock for such purposes without delay or the necessity for a special meeting of shareholders (except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which the Company's securities may then be listed) will be beneficial to the Company by providing it with the flexibility required to consider and respond to future business opportunities and needs as they arise.

     The Articles Amendment, if approved and adopted by the shareholders, would result in over 21,846,000 shares of Common Stock authorized but uncommitted and available for future issuance by action of the Board of Directors, without further action by the shareholders (except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which the Company's securities may then be listed), for such purposes as the Board may then determine. None of these shares would be subject to any preemptive rights. While the Board does not believe that this increased capitalization would adversely affect the rights of existing shareholders, the future issuance of shares of Common Stock might serve to dilute the interest of existing shareholders. It is also possible that shares of Common Stock may be issued at a time and under circumstances that may decrease the earnings per share, and decrease the book value per share, of shares currently outstanding.

     The Board of Directors is required by Ohio law to make any determination to issue shares of Common Stock based upon its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock (within the limits imposed by applicable law) that could make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the issuance of shares of Common Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Common Stock to purchasers favorable to the Board of Directors. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such person or entity not to be in the best interests of the shareholders and the Company.

     If the Articles Amendment is approved and adopted by the shareholders at the Meeting, it will become effective upon the filing thereof by the Ohio Department of State. It is anticipated that such filing will occur within 30 days following the Meeting.

REQUIRED VOTE AND BOARD RECOMMENDATION

     Ohio law requires that the Articles Amendment be approved and adopted by the affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2 to approve and adopt the Amendment to the Articles of Incorporation to increase the number of shares of Common Stock which the Company has authority to issue from 15,000,000 to 30,000,000, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR Proposal 2.

                                  PROPOSAL 3:

                        AMENDMENT OF CODE OF REGULATIONS
                    TO PERMIT THE NUMBER OF DIRECTORS TO BE
                   FIXED OR CHANGED BY THE BOARD OF DIRECTORS
                         AS WELL AS BY THE SHAREHOLDERS

BACKGROUND AND DESCRIPTION OF PROPOSED AMENDMENT

     Article II, Section 1 of the Company's Code of Regulations (or by-laws), dealing with the size of the Company's Board of Directors, currently provides that the Board will consist of such number of directors, not less than three nor more than 12, as may be fixed from time to time by a majority vote of the shares present at a meeting of shareholders. On June 16, 1999, the Board of Directors unanimously approved and adopted, subject to approval and adoption by the shareholders, an amendment to Article II, Section 1 of the Code of Regulations which permits the number of directors to be fixed or changed by a majority vote of the Board of Directors as well as by the shareholders (the "Code Amendment").

     The Code Amendment would not eliminate or change the existing power of the shareholders to fix or change the number of directors, nor would it change the requirement that the Board have no fewer than three nor more than 12 directors.

     The full text of the Code Amendment is as follows:

                                  "ARTICLE II

                              "BOARD OF DIRECTORS

          "SECTION 1. Number. The number of directors shall be not less than three (3) nor more than twelve (12), as may be fixed or changed, from time to time, by resolution duly adopted by either (a) a majority of the shares which are represented at any annual meeting or special meeting called for that purpose provided a quorum is present, or (b) the vote of a majority of the Board of Directors. No reduction in the number of directors shall have the effect of removing any director prior to the expiration of his term of office."

     The Board of Directors believes that it is in the best interests of the Company to permit the Board, as well as the shareholders, to change the size of the Board. The Board of Directors believes that the Code Amendment will afford the Board flexibility to adjust the size of its membership as appropriate in the circumstances in the future, without the necessity of waiting until the next annual meeting of shareholders, or incurring the expense of calling a special meeting of shareholders, in order to do so. For example, the Board may determine that a smaller Board of Directors would facilitate communications among the directors and increase the efficiency of the Board, or that a larger Board would increase diversity of experience and points of view on the Board. The Board has noted that many public companies have by-laws provisions permitting the Board to change the size of the Board without shareholder action, and believes that the shareholders' interests are served by the provisions of the Code Amendment which fix the minimum and maximum number of directors and preserve the shareholders' right to fix or change the number of directors as well.

REQUIRED VOTE AND BOARD RECOMMENDATION

     The Company's Code of Regulations requires that the Code Amendment be approved and adopted by the affirmative vote of at least 75% of the outstanding shares of Common Stock entitled to vote at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3 to approve and adopt the Amendment to the Code of Regulations to permit the number of directors of the Company to be fixed or changed by the Board of Directors as well as by the shareholders, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR Proposal 3.

                                  PROPOSAL 4:
                         AMENDMENT OF STOCK OPTION PLAN
                   TO PERMIT OPTION EXERCISES BY PERSONS WHO
                    ARE NO LONGER EMPLOYEES BUT CONTINUE TO
                        SERVE AS NON-EMPLOYEE DIRECTORS

BACKGROUND OF PLAN AND DESCRIPTION OF PROPOSED AMENDMENT

     The Transmation, Inc. Amended and Restated 1993 Stock Option Plan (the "Option Plan") was initially approved by the shareholders at the 1993 Annual Meeting, and subsequently amended and restated as approved by the shareholders or by the Board at various times. On June 16, 1999, the Board of Directors approved an amendment to the Option Plan, adding a new Section 13(d) to the Option Plan as described herein (the "Option Plan Amendment"), which is being submitted to the shareholders for their approval and ratification at the Meeting in accordance with the terms of the Option Plan.

     The Option Plan currently provides that an option granted thereunder may be exercised only while the option grantee is an employee of the Company and has been an employee continuously since the option grant, and for stated periods after death or termination of employment (see "DESCRIPTION OF OPTION PLAN AS PROPOSED TO BE AMENDED--EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT" later in this Proposal 4). Thereafter, the option terminates.

     The Option Plan Amendment would instead treat an option grantee's continuation of service, after employment termination, as a non-employee member of the Board of Directors as continuation of an employment relationship with the Company for the purpose of option exercisability. Thus, a person who is no longer an employee of the Company but continues to serve as a non-employee director would be able to exercise options previously granted to him under the Option Plan during the continuation of his service on the Board, and for the same stated periods after death or termination of director service (see "DESCRIPTION OF OPTION PLAN AS PROPOSED TO BE AMENDED--EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT" later in this Proposal 4). However, any "Incentive Stock Options" (as defined below) held by such person upon termination of his full-time employment would automatically become "Nonstatutory Stock Options" (as defined below) on the date on which his options would have otherwise terminated. See "DESCRIPTION OF OPTION PLAN AS PROPOSED TO BE AMENDED--NATURE OF OPTIONS" later in this Proposal 4.

     The full text of the Option Plan Amendment is as follows:

     "13. TERMINATION OF EMPLOYMENT.

          "(D) For purposes of Section 12 [pertaining to the death of an option grantee] and this Section 13 [pertaining to termination of employment], an employment relationship shall be treated as continuing during the period (if any) when a grantee is no longer an employee of the Company but continues to serve as a non-employee member of the Board of Directors of the Company; provided, however, that any Incentive Stock Options held by such grantee on the date on which his full-time employment by the Company terminates shall automatically become Nonstatutory Stock Options on the date on which his Options would have terminated had he not continued to serve as a non-employee member of the Board of Directors. Notwithstanding the foregoing, a member of the Board of Directors of the Company who is not a full-time employee of the Company shall not be eligible to receive any Option grants."

     The Option Plan is designed to provide incentives in the form of stock options to eligible employees of the Company and its subsidiaries, and is intended to motivate employees to excel in their work, influence employees to align their prospects with that of the shareholders, and serve the Company as a compensation vehicle that will help to attract, hire and retain superior employees.

     The Board of Directors believes that the Option Plan Amendment is in the best interests of the Company and its shareholders because employees who terminate their full-time employment with the Company but continue to serve the Company as non-employee directors continue to provide important and valuable services to the Company, albeit not as employees, and the Option Plan Amendment would provide an incentive to continued Board service by such persons. The Board believes that continued exercisability of previously granted options by such persons may facilitate succession planning among senior executives. The Board further believes that the Option Plan Amendment is consistent with the underlying purposes of the Option Plan, because it does not make option grants available to non-employee directors, but simply makes previously granted options continue to be exercisable by non-employee directors after termination of their full-time employment with the Company.

     As of the date hereof, the only persons who could benefit from the Option Plan Amendment are Robert G. Klimasewski and Eric W. McInroy, who are the only full-time employees of the Company who also serve on the Board of Directors. Mr. Klimasewski currently holds exercisable and unexercisable options to purchase an aggregate of 432,000 shares, and Mr. McInroy currently holds exercisable and unexercisable options to purchase an aggregate of 254,500 shares. See "EXECUTIVE COMPENSATION -- STOCK OPTIONS" above.

DESCRIPTION OF OPTION PLAN AS PROPOSED TO BE AMENDED

     The following description of the Option Plan is qualified in its entirety by reference to the full text of the Option Plan. In view of the comprehensive summary of the Option Plan that follows, the Company believes that including the full text of the Option Plan as a part of this proxy statement will not substantially further enhance the shareholders' understanding of it and therefore has elected not to include it herein. Any shareholder that wishes a copy of the Option Plan may request one by writing to Transmation, Inc., 10 Vantage Point Drive, Rochester, New York 14624 (Attention: John A. Misiaszek, Secretary).

     SHARES AVAILABLE. The Option Plan provides for the granting of stock options to purchase up to 1,900,000 shares of Common Stock (subject to adjustment as described below). If any option granted under the Option Plan expires or terminates without having been exercised in full, shares subject to the unexercised portion of such option may again be available for other option grants under the Option Plan.

     NATURE OF OPTIONS. The Company may grant under the Option Plan both incentive stock options within the meaning of section 422 of the Internal Revenue Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Stock Options"). See "DESCRIPTION OF OPTION PLAN AS PROPOSED TO BE AMENDED--FEDERAL INCOME TAX CONSEQUENCES" later in this Proposal 4. The Company receives no consideration for the grant of any options under the Option Plan.

     Under the Option Plan Amendment, although an employment relationship would be treated as continuing during the period (if any) when a grantee is no longer an employee of the Company but continues to serve as a non-employee member of the Board of Directors, any Incentive Stock Options held by such grantee on the date on which his full-time employment by the Company terminates would automatically become Nonstatutory Stock Options on the date on which his options would have terminated had he not continued to serve as a non-employee member of the Board.

     TERM. The Option Plan will continue in effect until all shares of Common Stock subject to issuance under options granted thereunder have been purchased or expire unexercised, provided that no options may be granted under the Option Plan after June 14, 2003.

     ADMINISTRATION. The Option Plan is administered by the Compensation, Benefits and Stock Options Committee of the Board of Directors (the "Committee"). Each member of the Committee must be a disinterested director within the meaning of Rule 16b-3 promulgated under the Exchange Act. Subject to the express provisions of the Option Plan, the Committee has authority in its discretion and without limitation (i) to determine the recipients of options, whether an option is intended to be an Incentive Stock Option or Nonstatutory Stock Option, the times of option grants, the number of shares subject to each option, the exercise price of each option, the term of each option, the date when each option becomes exercisable, and the vesting schedule of each option, and (ii) to make all other determinations necessary or advisable for administering the Option Plan, which determinations will be final and binding on all persons.

     ELIGIBILITY. Options under the Option Plan may be granted to all full-time employees of the Company, as the Committee may select from time to time, including those who are also officers or directors of the Company. The Option Plan Amendment would make no change to this requirement that options under the Option Plan may only be granted to full-time employees of the Company. As of June 16, 1999, the Company had approximately 418 full-time employees eligible to participate in the Option Plan.

     VESTING OF OPTIONS. Subject to prior expiration (as described below), options granted under the Option Plan vest and become exercisable over a four-year period from the date of grant, and only if the market price of the Common Stock reaches certain specified levels for 20 of 30 consecutive days, as follows:

FOR OPTIONS GRANTED DURING THE 1995 CALENDAR YEAR:

 IF THE MARKET VALUE                      THE OPTION WILL BE
OF A SHARE OF COMMON                         EXERCISABLE
STOCK EQUALS AT LEAST        AFTER         TO THE EXTENT OF
---------------------   ---------------   ------------------
       $ 3.50           the grant date            25%
       $ 6.00           January 1, 1996           25%
       $ 8.00           January 1, 1997           25%
       $10.00           January 1, 1998           25%

FOR OPTIONS GRANTED DURING THE 1996 CALENDAR YEAR:

 IF THE MARKET VALUE                      THE OPTION WILL BE
OF A SHARE OF COMMON                         EXERCISABLE
STOCK EQUALS AT LEAST        AFTER         TO THE EXTENT OF
---------------------   ---------------   ------------------
       $ 6.00           the grant date            25%
       $ 8.00           January 1, 1997           25%
       $10.00           January 1, 1998           25%
       $10.00           January 1, 1999           25%

     FOR OPTIONS GRANTED DURING THE 1997 CALENDAR YEAR:

 IF THE MARKET VALUE                      THE OPTION WILL BE
OF A SHARE OF COMMON                         EXERCISABLE
STOCK EQUALS AT LEAST        AFTER         TO THE EXTENT OF
---------------------   ---------------   ------------------
       $ 8.00           the grant date            25%
       $10.00           January 1, 1998           25%
       $10.00           January 1, 1999           25%
       $10.00           January 1, 2000           25%

FOR OPTIONS GRANTED DURING THE 1998 CALENDAR YEAR:

 IF THE MARKET VALUE                      THE OPTION WILL BE
OF A SHARE OF COMMON                         EXERCISABLE
STOCK EQUALS AT LEAST        AFTER         TO THE EXTENT OF
---------------------   ---------------   ------------------
       $10.00           the grant date            25%
       $12.00           January 1, 1999           25%
       $15.00           January 1, 2000           25%
       $19.00           January 1, 2001           25%

FOR OPTIONS GRANTED DURING THE 1999 CALENDAR YEAR:

 IF THE MARKET VALUE                      THE OPTION WILL BE
OF A SHARE OF COMMON                         EXERCISABLE
STOCK EQUALS AT LEAST        AFTER         TO THE EXTENT OF
---------------------   ---------------   ------------------
       $ 7.00           the grant date            25%
       $11.00           January 1, 2000           25%
       $15.00           January 1, 2001           25%
       $19.00           January 1, 2002           25%

     However, if and to the extent any of the market value requirements described above are not satisfied, the balance of each option granted under the Option Plan nevertheless becomes exercisable no later than the fourth anniversary of its grant date.

     TERMS AND CONDITIONS OF OPTIONS; OPTION PRICE. Except as described below, the minimum option price of any option granted under the Option Plan is the market value of the Common Stock on the grant date of the option, and the term of the option, which is determined by the Committee, may not exceed ten years from the grant date. On June 16, 1999, the market value of the Common Stock (reflected by the last sale price thereof as reported by The Nasdaq Stock Market) was $3.39 per share.

     Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any person owning stock possessing more than 10% of the voting power of the Company, the option price must be at least 110% of the market value of the Common Stock on the grant date, and the term of the option may not exceed five years from the grant date. In addition, the aggregate fair market value (determined as of the grant date) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any grantee during any calendar year may not exceed $100,000.

     An optionee may pay for the shares subject to the option by one or any combination of the following methods, as determined by the Committee on the option grant date: (i) in cash; (ii) by delivery of shares of Common Stock (valued at its then market value) already owned by the optionee; or (iii) by the Company withholding shares of Common Stock (valued at its then market value) that would otherwise be delivered to the optionee upon such exercise.

     EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT. In the event that an option grantee dies while he is an employee of the Company, or within three months after termination of employment, any options then outstanding may be exercised by his estate or his beneficiaries within one year thereafter. During the lifetime of a grantee, an option granted under the Plan is exercisable only while he is an employee of the Company or its subsidiaries and has been an employee continuously since the option grant date, or (i) within one year after termination of employment in the case of the grantee's permanent and total disability (as defined by the Option Plan) or (ii) within three months after termination of his employment for any other reason. Any option that is exercisable after death or termination of employment, as described above, is exercisable only to the extent that the grantee would have otherwise been entitled to exercise the option on the date of his death or employment termination, as the case may be.

     The Option Plan Amendment would treat an employment relationship as continuing, for purposes of option exercisability, during the period (if any) when a grantee is no longer an employee of the Company but continues to serve as a non-employee member of the Board of Directors of the Company.

     NON-TRANSFERABILITY. During the lifetime of an optionee, an option may be exercised only by him, and options issued under the Option Plan may not be transferred, whether voluntarily or otherwise. An option that is exercisable after an optionee's death, as provided by the Option Plan, may be exercised by the optionee's estate or by the beneficiaries under his will or the laws of descent and distribution.

     VESTING ACCELERATION. Under the Option Plan, all outstanding options not then exercisable become immediately exercisable in full upon the occurrence of certain defined events constituting a change in control of the Company.

     ADJUSTMENTS. In the event of a merger, consolidation, recapitalization, stock split or similar event, the aggregate number and kind of shares available for options under the Option Plan, and the number and kind of shares covered by each outstanding option and the price per share thereof, will be appropriately adjusted by the Committee.

     AMENDMENTS. The Board of Directors, without further shareholder approval, may at any time further amend the Option Plan, provided that (except for amendments made pursuant to the adjustment provisions described above), no amendment may be made without the approval of the shareholders which would: (i) increase the maximum number of shares that may be issued; (ii) reduce the minimum option exercise price; (iii) change the class of individuals eligible to receive options; (iv) extend the period for granting or exercising options;

(v) reduce the market price requirements for option vesting; or (vi) otherwise materially increase the benefits accruing to participants under the Option Plan. In the event that any amendment to the Option Plan so requires approval by the shareholders, then prior to such approval the Committee may grant conditional options, which may not be exercised, transferred or encumbered prior to such approval, and which will be automatically cancelled if the shareholders fail to approve such amendment at their next meeting.

     SECURITIES ACT REGISTRATION, ETC. The shares of Common Stock issuable upon exercise of options granted under the Option Plan are registered under an effective Registration Statement on Form S-8. The Option Plan is intended to comply with Rule 16b-3 under the Exchange Act.

     FEDERAL INCOME TAX CONSEQUENCES. The following summarizes the federal income tax consequences to participants and the Company of the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options under the Option Plan. This discussion is merely a summary and does not purport to be a complete description of the federal income tax consequences of the Option Plan. This description does not cover state and local tax treatment of participation in the Option Plan.

     Incentive Stock Options: An employee who receives an Incentive Stock Option under the Option Plan does not recognize any taxable income upon the grant of such option. Similarly, the exercise of an Incentive Stock Option generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply, and (ii) the employee is employed by the Company from the grant date of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an Incentive Stock Option after these requisite periods, the Incentive Stock Option will be treated as a Nonstatutory Stock Option and will be subject to the rules described immediately below.

     If, after exercising an Incentive Stock Option, an employee disposes of the shares so acquired more than two years from the grant date of the option and more than one year from the date of acquisition of the shares upon the exercise of the option (the "applicable holding period"), the employee generally will recognize a capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period -- thereby making a "disqualifying disposition" -- the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the Incentive Stock Option was exercised over the exercise price; and the balance of any income received at the time of the disqualifying disposition would be capital gain (provided the employee held such shares as a capital asset at such time). If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Internal Revenue Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

     Nonstatutory Stock Options: An individual who receives a grant of a Nonstatutory Stock Option will not recognize any taxable income upon the grant. However, the individual generally will recognize ordinary income upon exercise of a Nonstatutory Stock Option in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price.

     As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred for any individual who is an officer or director of the Company or the beneficial owner of more than 10% of any class of equity securities of the Company.

     Consequences to the Company: The Company will not be allowed a federal income tax deduction upon the grant or exercise of an Incentive Stock Option or the disposition, after the applicable holding period, of the shares acquired upon exercise of an Incentive Stock Option. In the event of a disqualifying disposition of shares acquired upon exercise of an Incentive Stock Option, the Company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Internal Revenue Code do not apply.

     A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by the employee with respect to his Nonstatutory Stock Option, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Internal Revenue Code do not apply.

OPTION PLAN BENEFITS

     The following table sets forth the amount and dollar value of all options granted under the Option Plan during Fiscal 1999 to the Named Executives and to certain groups of individuals. Due to its nature, had the Option Plan Amendment been in effect during Fiscal 1999, it would have had no effect on any of the information set forth below.

          NAME AND POSITION            DOLLAR VALUE ($)(1)   NUMBER OF UNITS
          -----------------            -------------------   ----------------
ERIC W. MCINROY                                  0                35,000
President and
Chief Executive Officer
ROBERT G. KLIMASEWSKI                            0                20,000
Chairman of the Board
BARRY F. WHARITY                                 0                50,000
President, Transcat Division
JOHN A. MISIASZEK                                0                     0
Vice President-Finance
ALL EXECUTIVE OFFICERS                           0               105,000
ALL DIRECTORS WHO ARE NOT                        0                     0
EXECUTIVE OFFICERS
ALL EMPLOYEES WHO ARE NOT                        0                78,760
EXECUTIVE OFFICERS OR DIRECTORS

---------------

(1) The options were granted on various dates between April 21, 1998 and January 19, 1999 and have exercise prices ranging from $3.75 to $7.25 per share. The exercise price of each option exceeded the market value of the Common Stock on June 16, 1999 ($3.39 per share).

REQUIRED VOTE AND BOARD RECOMMENDATION

     The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required for the approval and ratification of the Option Plan Amendment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4 to approve and ratify the Option Plan Amendment to permit exercise of previously granted options by persons who are no longer employees of the Company but continue to serve as non-employee directors of the Company, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR Proposal 4.

                                  PROPOSAL 5:
                      AMENDMENT OF DIRECTORS' WARRANT PLAN
                        TO PERMIT WARRANT EXERCISES FOR
                       90 DAYS AFTER CESSATION OF SERVICE

BACKGROUND OF PLAN AND DESCRIPTION OF PROPOSED AMENDMENT

     The Transmation, Inc. Amended and Restated Directors' Warrant Plan (the "Warrant Plan") was initially approved by the shareholders at the 1984 Annual Meeting, and subsequently amended and restated as approved by the shareholders or by the Board at various times. On January 19, 1999, the Board of Directors approved an amendment to Section 7(a) of the Warrant Plan, as described herein (the "Warrant Plan Amendment"), which is being submitted to the shareholders for their approval and ratification at the Meeting in accordance with the terms of the Warrant Plan.

     The Warrant Plan currently provides that upon a participating director's cessation of service as a member of the Board of Directors for any reason other than his death, all outstanding warrants then held by him expire on the date of such cessation of service. The Warrant Plan Amendment would instead permit the exercise of outstanding warrants for a period of 90 days after cessation of service as a director, whereupon all outstanding warrants held by the director would expire. In the case of a director's death while serving as a member of the Board of Directors, the Warrant Plan now permits exercise of the director's then outstanding warrants for a period of 90 days after the date of death, and this provision would not be changed by the Warrant Plan Amendment. If approved by the shareholders, the Warrant Plan Amendment will be effective retroactively to February 1, 1999, as provided in the Board resolutions approving the Warrant Plan Amendment, but no director has ceased service as a director between that date and the date hereof.

     The full text of the Warrant Plan Amendment is as follows:

          "7. EARLY EXPIRATION OF WARRANTS.

          "(a) CESSATION OF SERVICE. Upon a Participating Director's cessation of service as a member of the Board of Directors for any reason other than his death, only those Warrants (or portions thereof) that have vested by the date of such cessation of service shall thereafter be exercisable by the Participating Director or his legal representative, and such Warrants must be exercised within 90 days after the date of such cessation of service (but in no event after the expiration of the Warrant), whereupon all such Warrants shall expire and be of no further force or effect."

     The Warrant Plan is designed to attract, retain and compensate highly-qualified individuals, who are not employed by the Company or any of its subsidiaries, for service on the Company's Board of Directors and to allow them to increase their ownership of the Company's Common Stock. The Warrant Plan Amendment is intended to provide the Company's outside directors with rights comparable to those available to employees under the Option Plan, which permits the exercise of options for at least three months following termination of employment with the Company.

DESCRIPTION OF WARRANT PLAN AS PROPOSED TO BE AMENDED

     The following description of the Warrant Plan is qualified in its entirety by reference to the full text of the Warrant Plan. In view of the comprehensive summary of the Warrant Plan that follows, the Company believes that including the full text of the Warrant Plan as a part of this proxy statement will not substantially further enhance the shareholders' understanding of it and therefore has elected not to include it herein. Any shareholder that wishes a copy of the Warrant Plan may request one by writing to Transmation, Inc., 10 Vantage Point Drive, Rochester, New York 14624 (Attention: John A. Misiaszek, Secretary).

     ELIGIBILITY. Each member of the Company's Board of Directors who is not employed by the Company or any of its subsidiaries and who is a member of the Board of Directors on a "Grant Date" (as defined below) is eligible to participate in the Warrant Plan. If a participating director subsequently becomes employed by the Company or any subsidiary, warrants previously granted to him pursuant to the Warrant Plan continue in full force and effect while he remains a member of the Board, but he is not entitled to further grants under the Warrant Plan. As of June 25, 1999, the Company had seven directors who were not employed by the Company or any of its subsidiaries and who were therefore eligible to participate in the Warrant Plan.

     SHARES AVAILABLE FOR GRANTS. Under the Warrant Plan, up to 200,000 shares of Common Stock are issuable upon the exercise of warrants granted thereunder. Shares of Common Stock subject to warrants may be authorized but unissued shares or previously issued shares reacquired by the Company. Shares subject to issuance upon exercise of warrants will continue to be available for issuance if the warrants for such shares are surrendered or lapse prior to exercise or otherwise cease to be exercisable.

     WARRANT GRANTS. The Warrant Plan provides for automatic, non-discretionary grants to each participating director of warrants to purchase 4,000 shares of Common Stock as of the day next following the conclusion of each Annual Meeting of the Company's shareholders (each a "Grant Date") until all shares available for grants under the Warrant Plan are exhausted. The Warrant Plan contains no limit on the aggregate number of warrants issuable to any participating director. A participating director may elect to decline any warrant grant, provided that the Company may not pay anything of value to such director in lieu of the warrant grant. All warrants granted under the Warrant Plan expire on the fifth anniversary of their Grant Date. The Company receives no consideration for the grant of any warrants under the Warrant Plan.

     EXERCISE PRICE. Each warrant is exercisable to purchase shares of Common Stock at the market value per share of the Common Stock on the Grant Date. On June 16, 1999, the market value of the Common Stock (reflected by the last sale price thereof as reported by The Nasdaq Stock Market) was $3.39 per share.

     VESTING OF WARRANTS. Subject to prior expiration (as described below), warrants granted under the Warrant Plan vest and become exercisable over a four-year period if the market price of the Common Stock reaches certain specified levels. These levels are substantially similar to those fixed by the Option Plan for stock options granted to employees during the same calendar year. Such levels are set forth under "PROPOSAL 4--DESCRIPTION OF OPTION PLAN AS PROPOSED TO BE AMENDED - VESTING OF OPTIONS" above.

     However, if and to the extent any of such market value requirements are not satisfied, the balance of each warrant granted under the Warrant Plan nevertheless becomes exercisable no later than the fourth anniversary of its Grant Date.

     EARLY EXPIRATION OF WARRANTS. Upon the death of a participating director while serving on the Board of Directors, his unexercised warrants are exercisable by his legal representative for 90 days following the date of his death, but only to the extent that the warrants had vested on the date of death (and in no event following expiration of the warrant).

     The Warrant Plan currently provides that if a participating director ceases to serve on the Board of Directors for any reason other than his death, all unexercised warrants held by him expire on the date of cessation of service. Under the Warrant Plan Amendment, outstanding unexercised warrants would be exercisable by the director for 90 days after cessation of service, but only to the extent that the warrants had vested on the date of cessation of service (and in no event following expiration of the warrant).

     NON-TRANSFERABILITY. Warrants granted under the Warrant Plan are not transferable other than by will or the laws of descent and distribution.

     VESTING ACCELERATION. Under the Warrant Plan, all outstanding warrants not then exercisable become immediately exercisable in full upon the occurrence of certain defined events constituting a change in control of the Company.

     ADJUSTMENTS. In the event of a merger, consolidation, recapitalization, stock split or similar event, the aggregate number and kind of shares available for warrant grants under the Warrant Plan, and the number and kind of shares covered by each outstanding warrant and the price per share thereof, will be appropriately adjusted.

     ADMINISTRATION AND AMENDMENT. The Warrant Plan is administered by the Board of Directors. The Warrant Plan may be terminated or amended by the Board of Directors provided that any amendment that changes the timing of the grant of warrants, the eligibility requirements for participating directors, the method of determining the exercise price of warrants, the vesting schedule of warrants, or the number of shares subject to warrants, may not be made more frequently than once each six months unless otherwise necessary to comply with the Internal Revenue Code or the Employee Retirement Income Security Act. In addition, the shareholders must approve any amendment to the Warrant Plan that would materially increase the benefits accruing to participating directors, increase (other than pursuant to the adjustment provisions described above) the number of shares that may be issued thereunder, or modify the requirements as to eligibility for participation in the Warrant Plan.

     SECURITIES ACT REGISTRATION, ETC. The shares of Common Stock issuable upon exercise of warrants granted under the Warrant Plan are registered under an effective Registration Statement on Form S-8. The Warrant Plan is intended to comply with Rule 16b-3 under the Exchange Act.

WARRANT PLAN BENEFITS

     The following table sets forth the amount and dollar value of the warrants granted under the Warrant Plan during Fiscal 1999 to the Named Executives and to certain groups of individuals. Due to its nature, had the Warrant Plan Amendment been in effect during Fiscal 1999, it would have had no effect on any of the information set forth below.

          NAME AND POSITION            DOLLAR VALUE ($)   NUMBER OF UNITS
          -----------------            ----------------   ----------------
ERIC W. MCINROY                                0                    0
President and
Chief Executive Officer
ROBERT G. KLIMASEWSKI                          0                    0
Chairman of the Board
BARRY F. WHARITY                               0                    0
President, Transcat Division
JOHN A. MISIASZEK                              0                    0
Vice President-Finance
ALL EXECUTIVE OFFICERS                         0                    0
ALL DIRECTORS WHO ARE NOT
EXECUTIVE OFFICERS                             0               24,000
ALL EMPLOYEES WHO ARE NOT
EXECUTIVE OFFICERS OR DIRECTORS                0                    0

---------------

(1) The exercise price of each warrant ($3.75 per share, that being the market value of the Common Stock on August 19, 1998, the grant date of each warrant) exceeded the market value of the Common Stock on June 16, 1999 ($3.39 per share).

REQUIRED VOTE AND BOARD RECOMMENDATION

     The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required for the approval and ratification of the Warrant Plan Amendment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5 to approve and ratify the Warrant Plan Amendment to permit the exercise of warrants for a period of 90 days after cessation of service as a director of the Company, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR Proposal 5.

                                  PROPOSAL 6:

                       SELECTION OF INDEPENDENT AUDITORS

     The firm of PricewaterhouseCoopers LLP, certified public accountants, served as the independent auditors of the Company for Fiscal 1999. In addition to the audit of the Fiscal 1999 financial statements, the Company engaged PricewaterhouseCoopers LLP to perform certain services for which it was paid professional fees. The Audit Committee of the Board of Directors considered the possible effect of such professional services on the independence of PricewaterhouseCoopers LLP and approved such services prior to their being rendered.

     The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2000. This selection will be presented to the shareholders for their approval at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 6 to approve and ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR Proposal 6. If the shareholders do not approve this selection, the Board of Directors will reconsider its choice.

     The Company has been advised by PricewaterhouseCoopers LLP that a representative will be present at the Meeting and will be available to respond to appropriate questions. In addition, the Company intends to give such representative an opportunity to make any statements if he or she should so desire.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     In order for any shareholder proposal to be included in the Company's proxy statement to be issued in connection with the 2000 Annual Meeting of Shareholders, the Company must receive such proposal at its principal executive office (Transmation, Inc., 10 Vantage Point Drive, Rochester, New York 14624,
Attention: John A. Misiaszek, Secretary), no later than March 13, 2000.

                                 OTHER MATTERS

     As of the date hereof, the Board of Directors does not know of any other matters that are to be presented for action at the Meeting. Should any other matter come before the Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                     John A. Misiaszek
                                                         Secretary

Dated: July 9, 1999

                                                                      Appendix A

                                TRANSMATION, INC.

                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

              INCLUDING ALL AMENDMENTS THROUGH AUGUST 19, 1997 AND
           ALL ADJUSTMENTS (RETROACTIVELY APPLIED) AS OF JULY 22, 1997


1.      PURPOSE.

        The Transmation, Inc. 1993 Stock Option Plan, effective June 15, 1993, amended and restated effective January 17, 1995, and again amended and restated effective June 6, 1995 (the "Plan"), is designed to create an incentive for executive and other employees of Transmation, Inc., an Ohio corporation (the "Company"), and its subsidiaries, to remain in the employ of the Company and its subsidiaries and to contribute to their success by providing the opportunity for stock ownership. The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Stock Options"). Unless expressly provided to the contrary, all references herein to "Options" include both Incentive Stock Options and Nonstatutory Stock Options.

2.      ADMINISTRATION.

        (a) The Plan shall be administered by a committee (the "Stock Option Committee") comprised of the members of the Compensation and Benefits Committee of the Board of Directors of the Company (the "Compensation and Benefits Committee"), which shall be comprised of two or more members of the Board of Directors of the Company. The Stock Option Committee shall be a subcommittee of the Compensation and Benefits Committee.

        (b) Each member of the Stock Option Committee and each member of the Compensation and Benefits Committee shall be a disinterested director of the Company within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and at no time shall a director serve on the Stock Option Committee or the Compensation and Benefits Committee if he has been granted or awarded Options under the Plan at any time during the one year prior to his service on such Committee, or during such service.

        (c) Subject to the express provisions of the Plan (including without limitation the provisions of Section 8(b)), the Stock Option Committee shall have the authority, in its discretion and without limitation:

               (i) to determine the individuals to whom Options are granted, whether an Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option, the times when such individuals shall be granted Options, the number of shares to be subject to each Option, the term of each Option, the date when each Option shall become exercisable, whether an Option shall be exercisable in whole or in part in installments, the number of shares to be subject to each installment, the date each installment shall become exercisable, the term of each installment, and the option price of each Option; and

               (ii) to make all other determinations necessary or advisable for administering the Plan;

provided, however, that notwithstanding any other provision of the Plan to the contrary, all actions of the Stock Option Committee, including without limitation the granting of Options under the Plan, shall be subject to the approval of the Compensation and Benefits Committee, and any action taken by the Stock Option Committee without such approval shall be null and void and of no effect.

        (d) The Stock Option Committee shall act by majority vote. Subject to the proviso contained in Section 2(c), the decision of the Stock Option Committee on any question concerning or involving the interpretation or administration of the Plan shall, as between the Company and Option holders, be final and conclusive. The Stock Option Committee and the Compensation and Benefits Committee may consult with counsel, who may be counsel for the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

3.      ELIGIBILITY.

        (a) Participants in the Plan shall be selected by the Stock Option Committee from among the full-time employees of the Company, including those who are also directors or officers thereof. An employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan. All references in this Plan to employees of the Company shall include employees of any parent or subsidiary of the Company, as those terms are defined in Section 424 of the Internal Revenue Code.

        (b) The right of the Company to terminate the employment of a Plan participant at any time, with or without cause, shall in no way be restricted by the existence of the Plan, any Option granted hereunder, or any stock option agreement relating thereto.

4.      NUMBER OF SHARES.

        Subject to the provisions of Section 5, the total number of shares of the Company's common stock, par value $.50 per share (the "Common Stock"), which may be issued under Options granted pursuant to the Plan shall not exceed 1,900,000. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Option is surrendered before exercise, or lapses without exercise, or for any other reason ceases to be exercisable, the shares reserved therefor shall continue to be available for the grant of Options under the Plan. The Plan shall terminate on June 14, 2003, or the earlier dissolution of the Company, and no Option shall be granted after such date.

5.      ADJUSTMENT PROVISIONS.

        In the event that:

               (a) in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, the outstanding shares of Common Stock are exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other entity; or

               (b) new, different or additional shares or other securities of the Company or of another entity are received by the holders of Common Stock, whether by way of recapitalization or otherwise; or

               (c) any dividend in the form of stock is made to the holders of Common Stock, or any stock split or reverse split pertaining to Common Stock is effected;

then the Stock Option Committee shall make the appropriate adjustment to:

               (i) the number and kind of shares or other securities that may be issued upon exercise of Options yet to be granted;

               (ii) the option price per share to be paid upon exercise of each outstanding Option; and

               (iii) the number and kind of shares or other securities covered by each outstanding Option.

6.      ANNUAL LIMITATION ON INCENTIVE STOCK OPTIONS.

        The aggregate fair market value (determined as of the date the Option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all plans of the Company and any parent and subsidiaries of the Company) shall not exceed $100,000.

7.      OPTION PRICE.

        (a) For purposes of the Plan, the term "Grant Date" shall mean the date on which the grant of an Option is duly authorized by the Stock Option Committee and approved by the Compensation and Benefits Committee. The option price at which an Option shall be exercisable shall be at least the fair market value per share of the Common Stock on the Grant Date of such Option. However, if an Incentive Stock Option is granted to any person who would, after the grant of such Option, be deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or of any parent or subsidiary of the Company (a "Ten Percent Shareholder"), the option price shall be not less than 110 percent of the fair market value per share of the Common Stock on the Grant Date of such Option.

        (b) For purposes of the Plan, the fair market value per share of the Common Stock on any date ("Fair Market Value") shall be the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, and the closing price shall be the last reported sale price regular way or, if no sale takes place on such date, the average of the closing bid and closing asked prices regular way, as reported by such exchange. If the Common Stock is not then so listed or admitted to trading on a national securities exchange, then Fair Market Value shall be the closing price of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), and the closing price shall be the last reported sale price regular way or, if no sale takes place on such date, the average of the closing bid and closing asked prices regular way, as reported by NASDAQ. If the Common Stock closing price is not then reported by NASDAQ, then Fair Market Value shall be the mean between the representative closing bid and closing asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ. If the Common Stock bid and asked prices are not then reported by NASDAQ, then Fair Market Value shall be the quote furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. then furnishes quotes with respect to the Common Stock, then Fair Market Value shall be determined by resolution of the Company's Board of Directors. Notwithstanding the foregoing provisions of this Section 7(b), if the Board of Directors shall at any time determine that it is impracticable to apply the foregoing methods of determining Fair Market Value, then the Board of Directors is hereby empowered to adopt any other reasonable method for such purpose.

8.      TERM OF OPTIONS; EXERCISABILITY.

        (a) Subject to the provisions of Section 18, the term of each Option shall be determined by the Stock Option Committee, but in no event shall an Option be exercisable, either in whole or in part, after the expiration of ten years from the Grant Date of such Option. Notwithstanding the foregoing, an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable, either in whole or in part, after the expiration of five years from the Grant Date of such Option. The Stock Option Committee and an Option holder may at any time by mutual agreement terminate any Option held by such Option holder.

        (b) Subject to prior expiration or termination as provided by the Plan, each Option shall vest and become exercisable over a four-year period, as set forth in this Section 8(b).

             (i) Each Option, if any, granted during the 1995 calendar year shall vest and become exercisable as follows:

                  (A) 25 percent of the Option shall first become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $3.50 per share for any 20 of 30 consecutive trading days;

                  (B) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1996 on which Fair Market Value shall have equaled or exceeded $6.00 per share for any 20 of 30 consecutive trading days;

                  (C) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1997 on which Fair Market Value shall have equaled or exceeded $8.00 per share for any 20 of 30 consecutive trading days; and

                  (D) the balance of the Option shall first become exercisable on the date, if any, after January 1, 1998 on which Fair Market Value shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days.

            (ii) Each Option, if any, granted during the 1996 calendar year shall vest and become exercisable as follows:

                  (A) 25 percent of the Option shall first become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $6.00 per share for any 20 of 30 consecutive trading days;

                  (B) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1997 on which Fair Market Value shall have equaled or exceeded $8.00 per share for any 20 of 30 consecutive trading days;

                  (C) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1998 on which Fair Market Value shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days; and

                  (D) the balance of the Option shall first become exercisable on the date, if any, after January 1, 1999 on which Fair Market Value shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days.

            (iii) Each Option, if any, granted during the 1997 calendar year shall vest and become exercisable as follows:

                  (A) 25 percent of the Option shall first become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $8.00 per share for any 20 of 30 consecutive trading days;

                  (B) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1998 on which Fair Market Value shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days;

                  (C) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1999 on which Fair Market Value shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days; and

                  (D) the balance of the Option shall first become exercisable on the date, if any, after January 1, 2000 on which Fair Market Value shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days.

            (iv) Each Option, if any, granted during the 1998 calendar year shall vest and become exercisable as follows:

                  (A) 25 percent of the Option shall first become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days;

                  (B) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1999 on which Fair Market Value shall have equaled or exceeded $12.00 per share for any 20 of 30 consecutive trading days;

                  (C) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 2000 on which Fair Market Value shall have equaled or exceeded $15.00 per share for any 20 of 30 consecutive trading days; and

                  (D) the balance of the Option shall first become exercisable on the date, if any, after January 1, 2001 on which Fair Market Value shall have equaled or exceeded $19.00 per share for any 20 of 30 consecutive trading days.

            (v) Notwithstanding the foregoing, if and to the extent that the Fair Market Value requirements for exercisability set forth in this Section 8(b) are not satisfied, then the balance of each Option heretofore or hereafter granted shall nevertheless become exercisable on the fourth anniversary of the Grant Date of such Option.

9.      STOCK OPTION AGREEMENTS.

        Each Option shall be evidenced by a written agreement which sets forth:
(a) the number of shares subject to the Option; (b) the option price; (c) the vesting schedule of the Option; (d) the expiration date of the Option; (e) the method of payment on exercise of the Option; (f) whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option; and (g) such additional provisions, not inconsistent with the Plan, as the Stock Option Committee may prescribe.

10.     EXERCISE OF OPTIONS.

        (a) Each Option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the number of shares of Common Stock being purchased and the purchase price being paid, and accompanied by payment in full of the purchase price.

        (b) An Option holder shall pay for the shares subject to the Option by one or any combination of the following methods, as determined by the Stock Option Committee on the Grant Date of the Option: (i) in cash, (ii) by delivery of shares of Common Stock already owned by the Option holder, or (iii) by the Company withholding shares of Common Stock that would otherwise be delivered to the Option holder upon such exercise of the Option. Any shares of Common Stock that are so delivered or withheld to pay the option price shall be valued at Fair Market Value on the date of such Option exercise.

        (c) The exercise of an Option shall be conditioned upon the Option holder making arrangements satisfactory to the Stock Option Committee for the payment to the Company of the amount of all taxes required by any governmental authority to be withheld and paid over by the Company to the governmental authority on account of the exercise. The payment of such withholding taxes to the Company shall be made by one or any combination of the following methods, as determined by the Stock Option Committee on the Grant Date of the Option: (i) in cash, or (ii) by the Company withholding such taxes from any other compensation owed to the Option holder by the Company or any of its subsidiaries.

11.     NON-ASSIGNMENT.

        Each Option by its terms shall provide that it is not transferable by the grantee otherwise than by will or the laws of descent and distribution, and that during the lifetime of the grantee, it is exercisable only by him.

12.     DEATH OF GRANTEE.

        In the event that a grantee shall die (i) while he is an employee of the Company, or within three months after termination of such employment, and (ii) prior to the complete exercise of Options granted to him under the Plan, then any such remaining Options with exercise periods outstanding may be exercised, in whole or in part, within one year after the date of the grantee's death and then only:

               (a) by the grantee's estate or by such person(s) to whom the grantee's rights hereunder shall have passed under his will or the laws of descent and distribution;

               (b) to the extent that the grantee was entitled to exercise the Option on the date of his death, and subject to all of the conditions on exercise imposed hereby; and

               (c) prior to the expiration of the term of the Option.

13.     TERMINATION OF EMPLOYMENT.

        (a) During the lifetime of a grantee, an Option shall be exercisable only while he is an employee of the Company and has been an employee continuously since the Grant Date of the Option, or within three months after the date on which he ceases to be such an employee for any reason; provided, however, that in the case of a grantee who is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), such three-month period shall instead be one year.

        (b) Any Option that is exercisable after termination of employment, as provided by Section 13(a), shall be exercisable only to the extent that the grantee would have been entitled to exercise the Option on the date of termination of employment; and further, no Option shall be exercisable after the expiration of the term thereof.

        (c) For purposes of this Section 13, an employment relationship shall be treated as continuing during the period when a grantee is on military duty, sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, so long as a statute or contract guarantees the grantee's right to re-employment with the Company. When the period of leave exceeds 90 days and the individual's right to re-employment is not so guaranteed, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

14.     ADDITIONAL REQUIREMENTS.

        Each grant of an Option under the Plan, and (unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the "Securities Act")) each issuance of shares of Common Stock upon exercise of an Option, shall be conditioned upon the Company's prior receipt of a duly executed letter of investment intent, in form and content satisfactory to counsel for the Company, of the Option holder that such Option and such shares are being acquired by such holder solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling, transferring or disposing of the same. Any shares of Common Stock acquired by the holder upon exercise of the Option may not thereafter be offered for sale, sold or otherwise transferred unless (a) a Registration Statement with respect thereto shall then be effective under the Securities Act, and the Company shall have been furnished with proof satisfactory to it that such holder has complied with applicable state securities laws, or (b) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer is exempt from the registration requirements of the Securities Act and may otherwise be transferred in compliance with the Securities Act and in compliance with any other applicable law, including all applicable state securities laws; and the Company may withhold transfer, registration and delivery of such securities until one of the foregoing conditions shall have been met.

15.     LISTING AND REGISTRATION.

        The Company, in its discretion, may postpone the issuance and delivery of shares upon any exercise of an Option until completion of such stock exchange listing, or registration or other qualification of such shares under any state or federal law, rule or regulation, as the Company may consider appropriate; and may require any person exercising an Option to make such representations and furnish such information as it considers appropriate in connection with the issuance of the shares in compliance with applicable law, including without limitation federal or state laws regulating the sale or issuance of securities. Notwithstanding the foregoing, the Company shall be under no obligation whatsoever to list, register or otherwise qualify any shares subject to Options under the Plan.

16. RIGHTS AS A SHAREHOLDER.

        No Option holder shall have any rights as a shareholder with respect to the shares of Common Stock purchased by him pursuant to the exercise of an Option until the date of the issuance to him of a stock certificate representing such shares. No adjustment shall be made for dividends or for distributions of any other kind with respect to shares for which the record date is prior to the date of the issuance to the Option holder of a certificate for the shares.

17.     EFFECT OF ACQUISITION, REORGANIZATION OR LIQUIDATION.

        Notwithstanding any provision to the contrary in this Plan or in any agreement evidencing Options granted hereunder, all Options with exercise periods then currently outstanding shall become immediately exercisable in full and remain exercisable until their expiration in accordance with their respective terms upon the occurrence of either of the following events:

               (a) the first purchase of shares pursuant to a tender or exchange offer which is intended to effect the acquisition of more than 50 percent of the voting power of the Company (other than a tender or exchange offer made by the Company); or

               (b) approval by the Company's shareholders of: (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the shares), (ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of complete liquidation or dissolution of the Company.

18.     CONDITIONAL OPTIONS.

        Prior to approval and ratification of the Plan by the shareholders of the Company, the Stock Option Committee may grant "Conditional Options" under the Plan. In addition, in the event that any amendment to the Plan requires approval and ratification by the shareholders, then prior to such approval and ratification the Stock Option Committee may grant Conditional Options under the Plan. Conditional Options may be granted under the Plan only under the following conditions: (a) a Conditional Option shall be clearly identified as a Conditional Option; (b) the grant of a Conditional Option shall be expressly conditioned upon the approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the shareholders of the Company; (c) such shareholder approval and ratification shall occur no later than the Annual Meeting of Shareholders of the Company next following the effective date of the Plan (or of the amendment to the Plan, as the case may be); and (d) notwithstanding any other provision of the Plan, no holder of a Conditional Option shall have any right to exercise such Option prior to such approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the shareholders. Notwithstanding any other provision of the Plan, prior to approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the shareholders of the Company, no holder of a Conditional Option shall have any right to sell, assign, transfer, pledge or encumber the Conditional Option, or the shares underlying the Conditional Option, except by will or the laws of descent and distribution (unless, in the case of a holder who is subject to the provisions of Section 16 of the Exchange Act, transfer by will or the laws of descent and distribution would cause the Option to fail to satisfy the requirements of a conditional option under Rule 16b-3 promulgated under the Exchange Act). If the shareholders of the Company fail to approve and ratify the Plan (or the amendment to the Plan, as the case may be) at such Annual Meeting of Shareholders, then all Conditional Options granted hereunder conditioned upon such approval and ratification shall be automatically cancelled and shall immediately become null and void.

19.     AMENDMENT OF PLAN.

        The Plan may be amended at any time by the Board of Directors, provided that (except for amendments made pursuant to Section 5) no amendment made without the approval and ratification of the shareholders of the Company shall increase the total number of shares which may be issued under Options granted pursuant to the Plan, reduce the minimum option price, extend the latest date upon which Options may be granted or shall be exercisable, change the class of employees eligible to be granted Options, reduce the Fair Market Value requirements for exercisability set forth in Section 8(b), or otherwise materially increase the benefits accruing to participants under the Plan.

20.     NO RESERVATION OF SHARES.

        The Company shall be under no obligation to reserve shares of Common Stock or other securities to satisfy the exercise of Options. The grant of Options hereunder shall not be construed as constituting the establishment of a trust of such shares, and no particular shares shall be identified as optioned or reserved for issuance hereunder. The Company shall have complied with the terms of the Plan if, at the time of its delivery of shares upon the exercise of any Option, it has a sufficient number of shares authorized and unissued, or issued and held in its treasury, which may then be delivered under the Plan, irrespective of the date on which such shares were authorized.

21.     APPLICATION OF PROCEEDS.

        The proceeds of the sale of shares of Common Stock by the Company under the Plan will constitute general funds of the Company and may be used by the Company for any purpose.

22.     RULE 16B-3 QUALIFICATION.

        Some or all of the Options granted under the Plan are intended to qualify under Rule 16b-3 promulgated under the Exchange Act.

23.     IN GENERAL.

        (a) As used herein, the masculine pronoun shall include the feminine and the neuter, as appropriate to the context.

        (b) As used herein, the term "Section" shall mean the appropriate Section of the Plan.


                                    * * * * *


THE FOREGOING TRANSMATION, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF TRANSMATION, INC. (THE "BOARD") ON JUNE 6, 1995 AND DULY APPROVED AND RATIFIED BY THE SHAREHOLDERS OF TRANSMATION, INC. (THE "SHAREHOLDERS") ON AUGUST 15, 1995. AMENDMENT NO. 1 AND AMENDMENT NO. 2 THERETO WERE EACH DULY ADOPTED BY THE BOARD ON JUNE 21, 1996 AND DULY APPROVED AND RATIFIED BY THE SHAREHOLDERS ON AUGUST 20, 1996. AMENDMENT NO. 3 THERETO WAS DULY ADOPTED BY THE BOARD ON FEBRUARY 17, 1997 AND DULY APPROVED AND RATIFIED BY THE SHAREHOLDERS ON AUGUST 19, 1997. AMENDMENT NO. 4 THERETO WAS DULY ADOPTED BY THE BOARD ON JUNE 19, 1997.


                                                   /S/ JOHN A. MISIASZEK
                                                   -----------------------------
                                                   JOHN A. MISIASZEK, SECRETARY

                                 AMENDMENT NO. 5
                                     TO THE
                                TRANSMATION, INC.
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                           EFFECTIVE JANUARY 19, 1999


        WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated 1993 Stock Option Plan, as heretofore amended (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended, effective January 19, 1999, as follows:

               1. Section 8(b)(v) of the Plan is hereby renumbered to be Section 8(b)(vi) of the Plan (with the substance of said Section 8(b)(vi), as so renumbered, being unchanged and unaffected by this Amendment and continuing in full force and effect).

               2. A new Section 8(b)(v) is hereby added to Section "8. TERM OF OPTIONS; EXERCISABILITY." of the Plan, to provide in its entirety as follows (with the remainder of said Section 8 being unchanged and unaffected by the amendment set forth in this Paragraph 2 and continuing in full force and effect):

                             "(v) Each Option, if any, granted during the 1999
               calendar year shall vest and become exercisable as follows:

                                    "(A) 25 percent of the Option shall first
                             become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $7.00 per share for any 20 of 30 consecutive trading days;

                                    "(B) an additional 25 percent of the Option
                             shall first become exercisable on the date, if any, after January 1, 2000 on which Fair Market Value shall have equaled or exceeded $11.00 per share for any 20 of 30 consecutive trading days;

                                    "(C) an additional 25 percent of the Option
                             shall first become exercisable on the date, if any, after January 1, 2001 on which Fair Market Value shall have equaled or exceeded $15.00 per share for any 20 of 30 consecutive trading days; and

                                    "(D) the balance of the Option shall first
                             become exercisable on the date, if any, after January 1, 2002 on which Fair Market Value shall have equaled or exceeded $19.00 per share for any 20 of 30 consecutive trading days."

               3. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

        THIS AMENDMENT NO. 5 TO THE TRANSMATION, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JANUARY 19, 1999.

                                                  /S/ JOHN A. MISIASZEK
                                                  ------------------------------
                                                  JOHN A. MISIASZEK, SECRETARY

                                 AMENDMENT NO. 6
                                     TO THE
                                TRANSMATION, INC.
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                             EFFECTIVE JUNE 16, 1999
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)


        WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated 1993 Stock Option Plan, as heretofore amended (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended, effective June 16, 1999, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect, and any amendments to stock option agreements which are made pursuant to this Amendment shall be automatically cancelled:

               1. A new Section 13(d) is hereby added to Section "13. TERMINATION OF EMPLOYMENT." of the Plan, to provide in its entirety as follows (with the remainder of said Section 13 being unchanged and unaffected by this Amendment and continuing in full force and effect):

               "(d) For purposes of Section 12 and this Section 13, an employment relationship shall be treated as continuing during the period (if any) when a grantee is no longer an employee of the Company but continues to serve as a non-employee member of the Board of Directors of the Company; provided, however, that any Incentive Stock Options held by such grantee on the date on which his full-time employment by the Company terminates shall automatically become Nonstatutory Stock Options on the date on which his Options would have expired had he not continued to serve as a non-employee member of the Board of Directors. Notwithstanding the foregoing, a member of the Board of Directors of the Company who is not a full-time employee of the Company shall not be eligible to receive any Option grants."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

        THIS AMENDMENT NO. 6 TO THE TRANSMATION, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JUNE 16, 1999.

                                              /S/ JOHN A. MISIASZEK
                                              ----------------------------------
                                              JOHN A. MISIASZEK, SECRETARY

                                                                      Appendix B

                                TRANSMATION, INC.

                  AMENDED AND RESTATED DIRECTORS' WARRANT PLAN

               INCLUDING ALL AMENDMENTS THROUGH JUNE 19, 1997 AND
           ALL ADJUSTMENTS (RETROACTIVELY APPLIED) AS OF JULY 22, 1997


        The Transmation, Inc. Directors' Warrant Plan, effective August 21, 1984 and amended and restated effective August 15, 1995 (this "Plan") is established to attract, retain and compensate highly qualified individuals who are not employees of Transmation, Inc., an Ohio corporation (the "Company"), or any of its subsidiaries, for their service as members of the Board of Directors of the Company (the "Board of Directors"), and to enable them to increase their ownership of the Company's Common Stock, par value $.50 per share (the "Common Stock"). As used herein, the term "Shares" shall mean the Common Stock or such other securities, if any, as may result from an adjustment under Section 10.

        1. ELIGIBILITY. Each member of the Board of Directors (including any member elected after the effective date of this Plan) who (a) is not an employee of the Company or any of its subsidiaries and (b) is a member of the Board of Directors on a "Grant Date" (as hereinafter defined) (each, a "Participating Director"), is eligible to participate in this Plan.

        2. WARRANTS. All warrants granted under this Plan ("Warrants") shall be non-statutory warrants to purchase Shares.

        3. SHARES AVAILABLE. Subject to adjustment as provided by Section 10, the total number of Shares that may be issued pursuant to Warrants granted hereunder shall not exceed 200,000. Shares subject to Warrants may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Warrant is surrendered before exercise, or lapses without exercise, or for any other reason ceases to be exercisable, in whole or in part, the Shares reserved for the unexercised portion thereof shall continue to be available for the grant of Warrants hereunder.

        4.     GRANTS OF WARRANTS.

               (a) GRANTS OF WARRANTS. On each of the following dates, each Participating Director shall automatically be granted a Warrant to purchase 4,000 Shares: the day next following conclusion of the Company's 1995 Annual Meeting of Shareholders (the "1995 Grant Date"), the day next following conclusion of the Company's 1996 Annual Meeting of Shareholders (the "1996 Grant Date"), and the day next following conclusion of the Company's 1997 Annual Meeting of Shareholders (the "1997 Grant Date") (each, a "Grant Date").

               (b) ELECTION TO DECLINE WARRANT. Any Participating Director may, by written notice received by the Company prior to the Grant Date of such Warrant, elect to decline a Warrant, in which case such Warrant shall not be granted to him; provided, however, that at no time shall the Company pay or provide to such Participating Director anything of value in lieu of the declined Warrant. In addition, any Participating Director may, by written notice received by the Company prior to the Grant Date of such Warrant, revoke a previous election to decline a Warrant.

               (c) EXPIRATION OF WARRANTS. Subject to earlier expiration as provided by Section 7, each Warrant shall expire on the fifth anniversary of its Grant Date, and to the extent any Warrant remains unexercised on such fifth anniversary, it shall be forfeited.

        5. EXERCISE PRICE. The price at which each Warrant shall be exercisable shall be the fair market value per share (the "Market Value") of the Shares on the Grant Date of such Warrant. For purposes of this Plan, the Market Value of the Shares shall be the closing price of the Shares on the principal national securities exchange on which the Shares are then listed or admitted to trading (if the Shares are then listed or admitted to trading on any national securities exchange), and the closing price shall be the last reported sale price regular way or, in case no such sale takes place on such date, the last reported sale price, regular way, so reported on the immediately preceding day on which a sale takes place. If the Shares are not then so listed on a national securities exchange, the Market Value of the Shares on any date shall be the closing price (the last reported sale price regular way) in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), if the closing price of the Shares is then reported by Nasdaq. If the closing price of the Shares is not then reported by Nasdaq, the Market Value of the Shares on any date shall be deemed to be the mean between the representative closing bid and asked prices of the Shares in the over-the-counter market as reported by Nasdaq. If the Shares are not then reported by Nasdaq, the Market Value of the Shares on any date shall be as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. furnishes quotes with respect to the Shares, the Market Value shall be determined by such other reasonable method as is adopted by resolution of the Board of Directors.

        6. VESTING. Subject to prior expiration as provided by this Plan, each Warrant shall vest and become exercisable over a four-year period, as set forth in this Section 6.

           (a) WARRANTS GRANTED ON 1995 GRANT DATE. Each Warrant granted on the 1995 Grant Date shall vest and become exercisable as follows:

               (i) a Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after the 1995 Grant Date on which the Market Value of the Common Stock shall have equaled or exceeded $3.50 per share for any 20 of 30 consecutive trading days;

               (ii) an additional Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after January 1, 1996 on which the Market Value of the Common Stock shall have equaled or exceeded $6.00 per share for any 20 of 30 consecutive trading days;

               (iii) an additional Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after January 1, 1997 on which the Market Value of the Common Stock shall have equaled or exceeded $8.00 per share for any 20 of 30 consecutive trading days; and

               (iv) an additional Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after January 1, 1998 on which the Market Value of the Common Stock shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days.

           (b) WARRANTS GRANTED ON 1996 GRANT DATE. Each Warrant granted on the 1996 Grant Date shall vest and become exercisable as follows:

               (i) a Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after the 1996 Grant Date on which the Market Value of the Common Stock shall have equaled or exceeded $6.00 per share for any 20 of 30 consecutive trading days;

               (ii) an additional Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after January 1, 1997 on which the Market Value of the Common Stock shall have equaled or exceeded $8.00 per share for any 20 of 30 consecutive trading days;

               (iii) an additional Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after January 1, 1998 on which the Market Value of the Common Stock shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days; and

               (iv) an additional Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after January 1, 1999 on which the Market Value of the Common Stock shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days.

           (c) WARRANTS GRANTED ON 1997 GRANT DATE. Each Warrant granted on the 1997 Grant Date shall vest and become exercisable as follows:

               (i) a Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after the 1997 Grant Date on which the Market Value of the Common Stock shall have equaled or exceeded $8.00 per share for any 20 of 30 consecutive trading days;

               (ii) an additional Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after January 1, 1998 on which the Market Value of the Common Stock shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days;

               (iii) an additional Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after January 1, 1999 on which the Market Value of the Common Stock shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days; and

               (iv) an additional Warrant to purchase 1,000 Shares shall first become exercisable on the date, if any, after January 1, 2000 on which the Market Value of the Common Stock shall have equaled or exceeded $10.00 per share for any 20 of 30 consecutive trading days.

           (d) WARRANTS GRANTED ON GRANT DATES IN 1998 AND THEREAFTER. Each Warrant granted on a Grant Date in 1998 or thereafter shall vest and become exercisable pursuant to schedules and Market Value requirements which are substantially identical to those fixed by the Transmation, Inc. Amended and Restated 1993 Stock Option Plan for options granted thereunder during the same calendar year.

           (e) ALL WARRANTS. Notwithstanding the foregoing, if and to the extent that the Market Value requirements for exercisability set forth in this Section 6 are not satisfied, then the balance of each Warrant heretofore or hereafter granted shall nevertheless become exercisable on the fourth anniversary of the Grant Date of such Warrant.

        7. EARLY EXPIRATION OF WARRANTS.

           (a) CESSATION OF SERVICE. Upon a Participating Director's cessation of service as a member of the Board of Directors for any reason other than his death, all outstanding Warrants then held by him (whether or not currently exercisable) shall, on the date of such cessation of service, expire and be of no further force or effect.

           (b) DEATH. Upon the death of a Participating Director while serving as a member of the Board of Directors, only those Warrants (or portions thereof) that have vested by the date of death shall thereafter be exercisable by his legal representative, and such Warrants must be exercised within 90 days after the date of death (but in no event after the expiration of the Warrant), whereupon all such Warrants shall expire and be of no further force or effect.

        8. LOSS OF ELIGIBILITY. If a Participating Director becomes an employee of the Company or any of its subsidiaries, then all Warrants already granted to him hereunder shall continue in full force and effect, in accordance with their original terms, for so long as he remains a member of the Board of Directors, but he shall be entitled to no further grants of Warrants hereunder.

        9. METHOD OF EXERCISE. A Warrant shall be exercised by written notice to the Company specifying the number of whole Shares to be purchased and accompanied by full payment, in cash, for such Shares. A Warrant, to the extent otherwise exercisable, may be exercised in whole or in part, provided that no Warrant may be exercised for less than one whole Share. Upon determining that compliance with this Plan has occurred, including compliance with such reasonable requirements as the Company may impose pursuant to Section 11, the Company shall issue certificates for the Shares purchased.

        10. ADJUSTMENT PROVISIONS. In the event (but only in the event) that:

            (a) in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, the outstanding Shares are exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other entity; or

            (b) new, different or additional shares or other securities of the Company or of another entity are received by the holders of Shares; or

            (c) any dividend in the form of stock is paid to the holders of Shares, or any stock split or reverse split pertaining to the Shares is effected;

then appropriate adjustments shall be made to:

            (i) the number and kind of shares or other securities that may be issued upon exercise of Warrants not yet granted (including the numbers of shares set forth in Sections 3 and 4(a));

            (ii) the exercise price per share to be paid upon exercise of each outstanding Warrant; and

            (iii) the number and kind of shares or other securities covered by each outstanding Warrant.

        11. TAXES; COMPLIANCE WITH LAWS.

            (a) TAXES. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable under this Plan, and the Company may defer making delivery until it is reimbursed or indemnified to its satisfaction for that tax.

            (b) SECURITIES LAWS COMPLIANCE. Each grant of a Warrant hereunder, and (unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the "1933 Act")) each issuance of Shares upon exercise of a Warrant, shall be conditioned upon the Company's prior receipt of a duly executed letter of investment intent, in form and content satisfactory to counsel for the Company, of the Warrant holder that such Warrant and such Shares are being acquired by such Warrant holder solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling, transferring or disposing of the same. Any Shares acquired by the Warrant holder upon exercise of the Warrant may not thereafter be offered for sale, sold or otherwise transferred unless (i) a Registration Statement with respect thereto shall then be effective under the 1933 Act, and the Company shall have been furnished with proof satisfactory to it that such Warrant holder has complied with applicable state securities laws, or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer is exempt from the registration requirements of the 1933 Act and the Shares may otherwise be transferred in compliance with the 1933 Act and in compliance with any other applicable law, including all applicable state securities laws; and the Company may withhold transfer, registration and delivery of such securities until one of the foregoing conditions shall have been met. Unless a Registration Statement with respect thereto shall then be effective under the 1933 Act, each certificate representing Shares issued upon exercise of a Warrant shall bear an appropriate legend reflecting the foregoing. Warrants are exercisable, and Shares can be delivered under this Plan, only in compliance with all applicable federal and state laws and the rules of all stock exchanges or trading markets on which the Shares are listed or traded at any time. A Warrant may not be exercised, and Shares may not be issued under any Warrant, until the Company has obtained the necessary consent or approval (if any) of every regulatory body, federal or state, having jurisdiction over such matters as the Company deems advisable.

        12. ADMINISTRATION AND AMENDMENT OF PLAN. This Plan shall be administered by the Board of Directors. This Plan may be terminated or amended by the Board of Directors as it deems advisable; provided, however, that any amendment that changes the timing of the grant of Warrants, the eligibility requirements for Participating Directors, the method of determining the exercise price of Warrants, the vesting schedule or expiration dates of Warrants, or the number of Shares subject to Warrants, shall not be made more frequently than every six months unless otherwise necessary to comply with the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or any regulations thereunder. In addition, the shareholders of the Company must approve any amendment that would materially (a) increase the benefits accruing to Participating Directors under this Plan, (b) increase (other than pursuant to Section 10) the number of securities that may be issued under this Plan, or (c) modify the requirements as to eligibility for participation in the Plan. No amendment of this Plan may revoke or alter in a manner adverse to a Participating Director any Warrants then outstanding.

        13. NON-TRANSFERABILITY. No Warrant granted under this Plan is transferable other than by will or the laws of descent and distribution. During a Participating Director's lifetime, a Warrant may be exercised only by him.

        14. NO ADDITIONAL RIGHTS. Except as provided in this Plan, no Participating Director shall have any claim or right to be granted a Warrant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any person any right to continue to serve as a member of the Board of Directors. No person, estate or other entity shall have any rights as a shareholder of the Company with respect to Shares subject to Warrants until a certificate for such Shares has been delivered to the person exercising the Warrant in accordance with the terms of this Plan.

        15. WARRANT CERTIFICATES. Each Warrant shall be evidenced by a written warrant certificate which sets forth (a) the number of Shares subject to the Warrant, (b) the exercise price, (c) the vesting schedule of the Warrant, (d) the expiration date of the Warrant, and (e) such additional provisions, not inconsistent with the Plan, as the Board of Directors may prescribe.

        16. RULE 16b-3 QUALIFICATION. Some or all of the Warrants granted under this Plan are intended to qualify under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

        17. IN GENERAL. As used herein, the masculine pronoun shall include the feminine and the neuter, and the singular shall include the plural, as appropriate to the context. As used herein, the term "Section" means the appropriate Section of this Plan.

        18. EFFECTIVE DATE. This Plan shall become effective immediately upon its due ratification by the shareholders of the Company.


                                   * * * * * *


        THE FOREGOING TRANSMATION, INC. AMENDED AND RESTATED DIRECTORS' WARRANT PLAN WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF TRANSMATION, INC. (THE "BOARD") ON JUNE 6, 1995 AND DULY APPROVED AND RATIFIED BY THE SHAREHOLDERS OF TRANSMATION, INC. (THE "SHAREHOLDERS") ON AUGUST 15, 1995. AMENDMENT NO. 1 THERETO WAS DULY ADOPTED BY THE BOARD ON JUNE 21, 1996 AND DULY APPROVED AND RATIFIED BY THE SHAREHOLDERS ON AUGUST 20, 1996. AMENDMENT NO. 2 THERETO WAS DULY ADOPTED BY THE BOARD ON JUNE 19, 1997.


                                            /S/ JOHN A. MISIASZEK
                                            ------------------------------------
                                            JOHN A. MISIASZEK, SECRETARY

                                 AMENDMENT NO. 3
                                     TO THE
                                TRANSMATION, INC.
                  AMENDED AND RESTATED DIRECTORS' WARRANT PLAN

                           EFFECTIVE JANUARY 20, 1998
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)


        WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated Directors' Warrant Plan, as last amended effective June 19, 1997 (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 12 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan and all warrant certificates now outstanding are hereby amended, effective January 20, 1998, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect, and all such amendments to warrant certificates shall be automatically and retroactively cancelled:

               1. A new Section "19. EFFECT OF ACQUISITION, REORGANIZATION OR LIQUIDATION" is hereby added to the Plan to provide in its entirety as follows:

                  "19. EFFECT OF ACQUISITION, REORGANIZATION OR LIQUIDATION.
               Notwithstanding any provision to the contrary in this Plan or in any warrant certificate evidencing Warrants granted hereunder, all Warrants with exercise periods then currently outstanding shall become immediately exercisable in full and remain exercisable until their expiration in accordance with their respective terms upon the occurrence of either of the following events:

                      "(a) the first purchase of shares pursuant to a tender or
                  exchange offer which is intended to effect the acquisition of more than 50 percent of the voting power of the Company (other than a tender or exchange offer made by the Company); or

                      "(b) approval by the Company's shareholders of: (i) a
                  merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the shares), (ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of complete liquidation or dissolution of the Company."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

        THIS AMENDMENT NO. 3 TO THE TRANSMATION, INC. AMENDED AND RESTATED DIRECTORS' WARRANT PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JANUARY 20, 1998, AND APPROVED AND RATIFIED BY THE SHAREHOLDERS OF THE COMPANY ON AUGUST 18, 1998.

                                            /S/ JOHN A. MISIASZEK
                                            ------------------------------------
                                            JOHN A. MISIASZEK, SECRETARY

                                 AMENDMENT NO. 4
                                     TO THE
                                TRANSMATION, INC.
                  AMENDED AND RESTATED DIRECTORS' WARRANT PLAN

                            EFFECTIVE AUGUST 1, 1998
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)


        WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated Directors' Warrant Plan, as last amended effective January 20, 1998 (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 12 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended, effective August 1, 1998, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect:

               1. Section 4(a) of Section "4. GRANTS OF WARRANTS" of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said
Section 4 being unchanged and unaffected by this Amendment and continuing in full force and effect):

                             "(a) GRANTS OF WARRANTS. On each of the following
               dates (each, a "Grant Date"), each Participating Director shall automatically be granted a Warrant to purchase 4,000 Shares: the day next following conclusion of the Company's 1995 Annual Meeting of Shareholders (the "1995 Grant Date"), the day next following conclusion of the Company's 1996 Annual Meeting of Shareholders (the "1996 Grant Date"), the day next following conclusion of the Company's 1997 Annual Meeting of Shareholders (the "1997 Grant Date"), and the day next following conclusion of each Annual Meeting of Shareholders of the Company held in 1998 and thereafter, until the Shares available pursuant to Section 3 are exhausted."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

        THIS AMENDMENT NO. 4 TO THE TRANSMATION, INC. AMENDED AND RESTATED DIRECTORS' WARRANT PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JANUARY 20, 1998, EFFECTIVE AUGUST 1, 1998, AND APPROVED AND RATIFIED BY THE SHAREHOLDERS OF THE COMPANY ON AUGUST 18, 1998.

                                              /S/ JOHN A. MISIASZEK
                                              ----------------------------------
                                              JOHN A. MISIASZEK, SECRETARY

                                 AMENDMENT NO. 5
                                     TO THE
                                TRANSMATION, INC.
                  AMENDED AND RESTATED DIRECTORS' WARRANT PLAN

                           EFFECTIVE FEBRUARY 1, 1999
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)


        WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated Directors' Warrant Plan, as last amended effective August 1, 1998 (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 12 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended, effective February 1, 1999, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect:

               1. Section 7(a) of Section "7. EARLY EXPIRATION OF WARRANTS" of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said Section 7 being unchanged and unaffected by this Amendment and continuing in full force and effect):

                             "(a) CESSATION OF SERVICE. Upon a Participating
               Director's cessation of service as a member of the Board of Directors for any reason other than his death, only those Warrants (or portions thereof) that have vested by the date of such cessation of service shall thereafter be exercisable by the Participating Director or his legal representative, and such Warrants must be exercised within 90 days after the date of such cessation of service (but in no event after the expiration of the Warrant), whereupon all such Warrants shall expire and be of no further force or effect."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

        THIS AMENDMENT NO. 5 TO THE TRANSMATION, INC. AMENDED AND RESTATED DIRECTORS' WARRANT PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JANUARY 19, 1999, EFFECTIVE FEBRUARY 1, 1999.

                                                 /S/ JOHN A. MISIASZEK
                                                 -------------------------------
                                                JOHN A. MISIASZEK, SECRETARY

                               TRANSMATION, INC.

PROXY

    The undersigned hereby appoints ERIC W. MCINROY and JOHN A. MISIASZEK, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of the Common Stock of TRANSMATION, INC. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held at the Hutchison House, 930 East Avenue, Rochester, New York, on Tuesday, August 17, 1999 at 12:00 noon, local time, and at any adjournment or adjournments thereof, reserving to such proxies the right to vote such shares cumulatively to elect the maximum number of nominees:

1. Election of Directors.

[ ] FOR all nominees listed below (except as marked to the    [ ] WITHHOLD AUTHORITY to vote for all nominees listed
    contrary).                                                    below.

      Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                   STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.
       Angelo J. Chiarella        E. Lee Garelick        Harvey J. Palmer

2. Proposal to approve and adopt an amendment to the Company's Articles of Incorporation which increases the number of shares of the Company's authorized Common Stock from 15,000,000 shares to 30,000,000 shares.

                                    [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. Proposal to approve and adopt an amendment to the Company's Code of Regulations which permits the number of directors of the Company to be fixed or changed by the Board of Directors as well as by the shareholders.

                                    [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

4. Proposal to approve and ratify an amendment to the Transmation, Inc. Amended and Restated 1993 Stock Option Plan which permits exercise of previously granted options by persons who are no longer employees of the Company but continue to serve as non-employee directors of the Company.

                                    [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

                                    (Continued and to be signed on reverse side)

                      (Proxy -- continued from other side)

5. Proposal to approve and ratify an amendment to the Transmation, Inc. Amended and Restated Directors' Warrant Plan which permits the exercise of warrants for a period of 90 days after cessation of service as a director of the Company.

                                    [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

6. Proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2000.

                                    [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy will be voted as specified by the undersigned. This proxy revokes any prior proxy given by the undersigned. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS, A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, FOR EACH OF THE OTHER FIVE PROPOSALS LISTED HEREIN AND DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated July 9, 1999, describing more fully the proposals set forth herein.

                                                  Dated:................. , 1999

                                                  ..............................

                                                  ..............................
                                                  Signature(s) of shareholder(s)

                                                  Please date and sign name
                                                  exactly as it appears hereon.
                                                  Executors, administrators,
                                                  trustees, etc. should so
                                                  indicate when signing. If the
                                                  shareholder is a corporation,
                                                  the full corporate name should
                                                  be inserted and the proxy
                                                  signed by an officer of the
                                                  corporation, indicating his
                                                  title.